AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 21, 2006.

SECURITIES ACT FILE NO. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO. ☐

POST-EFFECTIVE AMENDMENT NO. ☐

LEGG MASON PARTNERS CALIFORNIA MUNICIPALS FUND, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

125 BROAD STREET, NEW YORK, NY 10004

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

1-800-451-2010

(REGISTRANT’S AREA CODE AND TELEPHONE NUMBER)

R. JAY GERKEN

LEGG MASON & CO., LLC

399 PARK AVENUE, 4TH FLOOR

NEW YORK, NY 10022

(NAME AND ADDRESS OF AGENT FOR SERVICE)

WITH COPIES TO:

DIANNE E. O’DONNELL, ESQ.	ROGER P. JOSEPH, ESQ.	ROBERT I. FRENKEL, ESQ.

WILLKIE FARR & GALLAGHER LLP	BINGHAM MCCUTCHEN LLP	LEGG MASON & CO., LLC
787 SEVENTH AVENUE	150 FEDERAL STREET	300 FIRST STAMFORD PLACE
NEW YORK, NY 10019-6099	BOSTON, MA 02110	STAMFORD, CT 06902

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Registrant proposes that the Registration Statement become effective August 20, 2006 pursuant to Rule 488 under the Securities Act of 1933, as amended.

TITLE OF SECURITIES BEING REGISTERED:

Class A, Class B, Class C and Class Y shares of the Registrant

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

SALOMON FUNDS TRUST

125 Broad Street

New York, New York 10004

Special Meeting of Shareholders to be held on October 4, 2006

August 17, 2006

Dear Shareholder:

You are being asked to vote on one or more proposed transactions related to certain Salomon Brothers funds you own.

The Board of Trustees of each of the funds identified as “your fund” on the reverse side of this letter has called a special meeting of shareholders (“Meeting”) for your fund to be held on October 4, 2006, at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, NY 10022, at 2:00 p.m. Eastern Time, in order to vote on the proposed transaction regarding your fund(s). Each transaction involves a proposal to reorganize a fund into a corresponding surviving fund (a “Reorganization”). The attached Proxy Statement/Prospectus only asks for your approval of the proposed Reorganization for your fund. After careful consideration, the Board(s) of the respective fund(s) recommends that you vote “FOR” each proposed Reorganization.

A chart summarizing the proposals to reorganize the funds is included on the reverse side of this letter, and detailed information about each of the proposals is contained in the enclosed Proxy Statement/Prospectus.

The Reorganizations are part of a larger set of initiatives that Legg Mason has recently undertaken following its acquisition of Citigroup Asset Management in 2005. These initiatives are designed to integrate and streamline many of the company’s mutual fund offerings, including the legacy Citigroup Asset Management funds in an effort to focus on those funds that Legg Mason believes offer the best prospects for long-term viability and attractive long-term performance. These funds consist of the Legg Mason Partners funds (formerly known as Smith Barney funds), the Salomon Brothers funds and the CitiFunds. The other initiatives, which are not included in the attached materials, include proposals to reorganize the legacy Citigroup Asset Management funds, to change investment strategies and restrictions of certain funds, and changes to the funds’ fee structures and forms of organization. Certain of these initiatives will require shareholder approval. The Boards of the affected funds recently have approved these initiatives and if the initiatives apply to your fund, they will be presented for your consideration and approval in separate sets of proxy materials that will be sent to you during the next few months. Legg Mason believes that these initiatives also will create a stronger and more cohesive family of funds.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To cast your vote, simply complete, sign, and return the Proxy Card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

R. Jay Gerken

President and Chief Executive Officer

Salomon Funds Trust

Your Fund	Surviving Fund
Salomon Brothers Mid Cap Fund	Salomon Brothers Capital Fund Inc

Salomon Brothers California Tax Free Bond Fund	Legg Mason Partners California Municipals Fund, Inc.

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SALOMON FUNDS TRUST

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed combined Proxy Statement/Prospectus describes a proposal to reorganize your fund into a compatible fund. While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the proposed fund reorganizations. The information in this overview applies generally to all of the funds, except where more specific information about a fund is included. Please refer to the more complete information contained elsewhere in the combined Proxy Statement/Prospectus about the reorganizations.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATIONS

Q. WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board of your fund has approved a reorganization, subject to shareholder approval, under which your fund would be combined with another Legg Mason-affiliated fund that has investment objectives and policies similar to your fund. If shareholders of your fund approve the reorganization, you would become a shareholder of the corresponding surviving fund in the chart below.

Your Fund	Surviving Fund
Salomon Brothers Mid Cap Fund	Salomon Brothers Capital Fund Inc

Salomon Brothers California Tax Free Bond Fund	Legg Mason Partners California Municipals Fund, Inc.

Q. HOW WILL A REORGANIZATION AFFECT ME?

A. If the reorganization of your fund is approved, your fund’s assets and liabilities will be combined with the assets and liabilities of the surviving fund and you will become a shareholder of the surviving fund. You will receive shares of the surviving fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q. WHY ARE THE REORGANIZATIONS BEING RECOMMENDED?

A. As you may be aware, on December 1, 2005, Legg Mason acquired substantially all the asset management businesses of Citigroup Asset Management. Since that time, Legg Mason has undertaken a broad set of initiatives, including a comprehensive review of its various products, with the goal of integrating and streamlining the legacy Citigroup Asset Management funds in an effort to focus on these funds that we believe offer the best prospects for superior long-term growth and attractive long-term performance.

Q. ARE MY FUND’S INVESTMENT OBJECTIVES AND POLICIES SIMILAR TO THOSE OF ITS SURVIVING FUND?

A. Legg Mason has recommended the surviving fund in each reorganization based on, among other factors its evaluation of the compatibility of your fund’s investment objectives and policies with those of its surviving fund. There are, however, certain differences in investment objectives, principal investment policies and strategies, and principal risks between your fund(s) and the surviving fund(s). Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus.

The following chart provides a brief summary of some of the more significant of these differences, as considered by your fund’s board:

Reorganization	Significant Differences in Objectives and Strategies
• Salomon Brothers Mid Cap Fund into Salomon Brothers Capital Fund Inc

The investment objectives of the funds are substantially similar.

The fund invests at least 80% of its assets in medium sized companies while the surviving fund emphasizes companies over $1 billion and typically invests in large-cap and medium-cap companies.

The surviving fund is non-diversified while the fund is diversified. The surviving fund may invest up to 20% in non-convertible debt that is rated below investment grade (commonly known as “junk bonds”) and up to 10% in distressed debt. The fund may invest up to 20% in investment grade securities. The surviving fund may borrow up to 15% of its total assets, while the fund does not have a similar limitation.

• Salomon Brothers California Tax Free Bond Fund into Legg Mason Partners California Municipals Fund, Inc.

While the investment objectives of the funds differ, both funds have similar principal investment policies. The surviving fund seeks to provide a high level of current income exempt from federal income and California state personal income taxes while the fund seeks to maximize total return consistent with the preservation of capital.

The funds’ principal investment strategies are substantially similar. The fund invests at least 80% of its assets in California municipal securities that pay interest exempt from the federal alternative minimum tax (“AMT”) while the surviving fund may invest without limit in municipal securities that pay interest subject to the AMT. The fund has a maturity policy of between 10 and 30 years, while the surviving fund does not have a maturity policy but also focuses on intermediate- and long-term municipal securities.

Q. HOW WILL THE REORGANIZATIONS AFFECT FUND FEES AND EXPENSES?

A. The chart below illustrates the effect of the reorganizations on your fund’s fees and expenses:

Salomon Brothers Mid Cap Fund

•      Effective management fee of the combined fund is lower than your fund’s current contractual management fee (before partial waiver of the management fee)

•      Total operating expenses for Classes A, B, C and O of the combined fund are lower than your fund’s current expenses (net of waivers and reimbursements)

•      Class O shareholders will receive Class O shares of the surviving fund in the merger. Class O shares of the surviving fund will be redesignated as Class Y shares

Salomon Brothers California Tax Free Bond Fund

•      Effective management fee of the combined fund is lower than your fund’s current contractual management fee (before total waiver of the management fee)

•      Total operating expenses for Classes A, B and C of the combined fund are lower than your fund’s current expenses (net of waivers and reimbursements)

•      Class O shareholders will receive Class Y shares of the surviving fund in the merger. Class Y shares of the surviving fund have the same level of total operating expenses as your fund’s Class O shares

•      Expense caps for Class A, Class B and Class Y of the surviving fund will limit expenses for a period of time

In certain reorganizations, management has agreed to impose an expense cap that will limit the effect of the expense increases for a period of time.

The expense caps will remain in effect for one year from the date of the next annual prospectus update of the surviving fund following the reorganization.

Please see “Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by the surviving fund.

Q. WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH A REORGANIZATION?

A. No. No sales load, deferred sales charge, commission, redemption fee, or other transactional fee will be charged as a result of the reorganizations. You will receive shares of the surviving fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q. WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION?

A. Redemptions or exchanges of fund shares which occur before the closing of the reorganization will be processed according to your fund’s policies and procedures in effect at the time of the redemption or exchange.

Q. WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION?

A. Generally, no. In most instances, shareholders will receive the same class of shares of the surviving fund as they currently hold. There is one exception, however:

•	Class O shareholders of Salomon Brothers California Tax Free Bond Fund will receive Class Y shares of Legg Mason Partners California Municipals Fund, Inc.

In addition, Class O shareholders of Salomon Brothers Mid Cap Fund will receive Class O shares of Salomon Brothers Capital Fund Inc, which will be redesignated as Class Y shares.

Please see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Appendix B—Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” in the Proxy Statement/Prospectus for a description of the differences among fund classes.

As part of the comprehensive review undertaken by Legg Mason, the Boards of your fund(s) have approved changes to the share class pricing structure that are expected to become effective prior to the date of the reorganizations and, therefore, will be applicable to the surviving funds after the reorganizations. You will see information about those changes in a supplement to your fund’s prospectus to be distributed later this year. Please see also “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” in the Proxy Statement/Prospectus for more information.

Q. WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATIONS?

A. Each reorganization is intended to qualify as a tax-free transaction for Federal income tax purposes. Assuming the reorganization of your fund qualifies for such treatment, you will not recognize a gain or loss for Federal income tax purposes as a result of the reorganization. As a condition to the closing of the reorganization, your fund will receive an opinion of counsel to the effect that the reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of your fund’s reorganization.

Q. WHAT HAPPENS IF SHAREHOLDERS OF ONE FUND APPROVE THEIR REORGANIZATION, WHILE SHAREHOLDERS OF THE OTHER FUND DO NOT?

A. None of the proposed reorganizations is contingent upon the approval of the other reorganization including those reorganizations that contemplate the reorganization of more than one fund into a surviving fund. Thus, if shareholders of your fund approve the reorganization of your fund, your fund will be reorganized into the surviving fund even if shareholders of the other funds do not approve their reorganizations.

Q. WHO WILL PAY FOR THE REORGANIZATIONS?

A. Legg Mason and the funds will share the costs of the Reorganizations involving the Legg Mason Partners and Salomon Brothers funds. Please see “Proxy Solicitation” in the Proxy Statement/Prospectus for a description of the costs to be borne by Legg Mason and those to be borne by the funds.

Q. WILL I BE RECEIVING ANY OTHER PROXY MATERIALS OR OTHER MATERIALS FROM MY FUND?

A. Yes. Legg Mason has developed a broader set of initiatives designed to integrate and streamline the legacy Citigroup Asset Management funds. The other initiatives, which are not included in the attached materials, include proposals to reorganize other legacy Citigroup Asset Management funds as well as a number of other governance- and investment-related matters. Certain of these initiatives will require shareholder approval. The Boards of the affected funds recently have approved these initiatives and if the initiatives apply to your fund, they will be presented for your consideration and approval in separate sets of proxy materials that will be sent to you during the next few months. For a discussion of certain of these proposals, see “Effect of Proposed ‘Shell’ Reorganizations of the Funds,” “Fundamental Investment Restrictions” and “Form of Organization” in the Proxy Statement/Prospectus.

Q. ARE THERE ANY PROPOSED CHANGES TO THE SURVIVING FUNDS THAT I SHOULD KNOW ABOUT?

A. Yes. As part of the initiatives referred to in the previous question, shareholders of the surviving funds will be asked to approve certain proposals, including electing Board members and approving certain other governance- and investment-related proposals. If these proposals are approved by shareholders of the surviving funds, it is currently anticipated that they would take effect no later than the completion date of the proposed reorganization of your fund into its surviving fund.

Q. HOW DOES MY BOARD RECOMMEND THAT I VOTE?

A. Your fund’s Board, including all of the independent Board members, unanimously recommends that you vote FOR the reorganizations of your fund.

Q. WHAT HAPPENS IF A REORGANIZATION IS NOT APPROVED?

A. If the shareholders of your fund do not approve the reorganization, then you will remain a shareholder of your fund.

Q. I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote can make a difference. If many shareholders just like you fail to vote their proxies, your fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

Q. WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

If shareholders approve the reorganization of your fund, the reorganization of your fund is expected to occur on or about                     ,             .

Q. HOW CAN I VOTE?

A. In addition to voting by mail by returning the enclosed proxy card, you may also vote by either touch-tone telephone or online via the Internet, as follows:

To vote by touch-tone telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.	(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set out on the Proxy Card and follow the simple instructions.	(3) Enter the control number set out on the Proxy Card and follow the simple instructions.

Q. WHO GETS TO VOTE?

A. If you owned shares of your fund at the close of business on August 10, 2006, you are entitled to vote those shares, even if you are no longer a shareholder of the fund.

Q. WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions on how to cast your vote, please call Computershare Fund Services, your fund’s proxy solicitor, at 1-866-402-1719.

Your vote is important. Please vote promptly to avoid the additional expense of another solicitation.

SALOMON FUNDS TRUST

Salomon Brothers Mid Cap Fund Salomon Brothers California Tax Free Bond Fund

125 Broad Street

New York, New York 10004

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS To Be Held on October 4, 2006

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of each of the above-referenced Funds (each an “Acquired Fund”), will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022, on October 4, 2006, at 2 p.m., Eastern time, for the following purposes:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the applicable Acquired Fund, in exchange for shares of the corresponding Acquiring Fund listed opposite its name in the following chart to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund:

Acquired Fund	Acquiring Fund
Salomon Brothers Mid Cap Fund	Salomon Brothers Capital Fund Inc

Salomon Brothers California Tax Free Bond Fund	Legg Mason Partners California Municipals Fund, Inc.

; and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of each Acquired Fund at the close of business on August 10, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

By Order of the Board of Trustees,

Robert I. Frenkel

Secretary

August 17, 2006

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement /Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY         , 2006

PROXY STATEMENT/PROSPECTUS

AUGUST 17, 2006

PROXY STATEMENT FOR:

SALOMON FUNDS TRUST

Salomon Brothers Mid Cap Fund

Salomon Brothers California Tax Free Bond Fund

(collectively, the “Acquired Funds”)

125 Broad Street

New York, New York 10004

1-800-446-1013

PROSPECTUS FOR:

SALOMON BROTHERS CAPITAL FUND INC

LEGG MASON PARTNERS CALIFORNIA MUNICIPALS FUND, INC.

(collectively, the “Acquiring Funds” and

with the Acquired Funds, the “Funds”)

125 Broad Street

New York, New York 10004

1-800-446-1013 (Salomon Brothers Capital Fund Inc)

1-800-451-2010 (Legg Mason Partners California Municipals Fund, Inc.)

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Acquired Funds for a Special Meeting of Shareholders of each of the Acquired Funds (the “Meeting”). The Meeting will be held on October 4, 2006 at 2 p.m., Eastern time, at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022. At the Meeting, shareholders of each Acquired Fund will be asked to consider and act upon the following:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization (a “Reorganization Agreement”), providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the applicable Acquired Fund listed in the following chart, in exchange for shares of the corresponding Acquiring Fund listed opposite its name in the following chart (each a “Reorganization” and collectively, the “Reorganizations”) and (ii) the subsequent termination of the Acquired Fund:

Acquired Fund	Acquiring Fund
Salomon Brothers Mid Cap Fund	Salomon Brothers Capital Fund Inc

Salomon Brothers California Tax Free Bond Fund	Legg Mason Partners California Municipals Fund, Inc.

; and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Each Reorganization Agreement contemplates the transfer of all of the assets and the assumption of all of the liabilities of an Acquired Fund in exchange for shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund. Each Acquired Fund would then distribute to its shareholders the portion of the shares of the corresponding Acquiring Fund to which each such shareholder is entitled, with each shareholder receiving shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization. Thereafter, each Acquired Fund would be terminated.

You are being asked to approve a Reorganization Agreement pursuant to which a Reorganization would be accomplished. Because shareholders of the Acquired Funds are being asked to approve a transaction that will result in their holding shares of the corresponding Acquiring Funds, this Proxy Statement also serves as a Prospectus for the Acquiring Funds.

If a Reorganization Agreement is approved, the shareholders of the Acquired Fund will exchange their shares for shares of the Acquiring Fund according to the following chart:

Acquired Fund - Share Class Exchange	Acquiring Fund - Share Class Receive
Salomon Brothers Mid Cap Fund	Salomon Brothers Capital Fund Inc
A	A
B	B
C	C
O	O

Salomon Brothers California Tax Free Bond Fund	Legg Mason Partners California Municipals Fund, Inc.
A	A
B	B
C	C
O	Y

If a Reorganization Agreement is approved, each shareholder of each class of an Acquired Fund will receive shares of the corresponding class of the Acquiring Fund in the Reorganization, except as follows:

•	Class O shareholders of Salomon Brothers California Tax Free Bond Fund will receive Class Y shares of Legg Mason Partners California Municipals Fund, Inc.

Following the Reorganization of Salomon Brothers Mid Cap Fund into Salomon Brothers Capital Fund Inc, Class O shares of Salomon Brothers Capital Fund Inc will be redesignated as Class Y shares.

No sales charge will be imposed on Class A shares of either Acquiring Fund received by the Acquired Fund’s shareholders. After a Reorganization, any deferred sales charge that applied to a shareholder’s Class A (if applicable), Class B or Class C shares of the Acquired Fund at the time of a Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization. In calculating any applicable deferred sales charge, the period during which a shareholder held the Class B or Class C shares (and the holding periods applicable to certain purchases of Class A shares) of the Acquired Fund will be included in the holding period of the Acquiring Fund’s shares received as a result of the Reorganizations. For more information about the classes of shares offered by the Acquired and Acquiring Funds, see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” in Appendix B.

The Reorganizations are being structured as tax-free reorganizations for Federal income tax purposes. See “Information about the Proposed Reorganizations—Federal Income Tax Consequences” below. Shareholders should consult their tax advisors to determine the actual impact of the Reorganizations in light of their individual tax circumstances.

ii

Each Fund is an open-end management investment company or a series of an open-end management investment company. The investment objectives and principal investment strategies of each Acquired Fund are comparable to those of the corresponding Acquiring Fund. However, there may be certain differences in investment objectives, policies, strategies and principal risks. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Acquiring Funds that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”), dated August 17, 2006, relating to this Proxy Statement/Prospectus and the Reorganizations has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Funds at the address listed above or calling Shareholder Services at 1-800-446-1013.

For more information regarding the Funds, see the current prospectuses and statements of additional information of the Funds (the “Fund SAIs”), dated as listed in Appendix L, which were filed with the SEC; the Acquired Fund Prospectuses and each Fund SAI are incorporated into this Proxy Statement/Prospectus by reference.

The most recent annual report and the semi-annual report next succeeding such annual report, if any, for each Fund, which highlight certain important information such as investment performance and expense and financial information and which have been filed with the SEC, are incorporated herein by reference. The annual report for the year ended December 31, 2004 of Salomon Brothers Capital Fund Inc is also incorporated by reference. You may receive a copy of the prospectus, SAI, annual report and semi-annual report for each Fund by contacting Shareholder Services at 1-800-451-2010 (Legg Mason Partners funds) or 1-800-446-1013 (Salomon Brothers funds), by writing to the Funds at the address listed above, or by visiting the Funds’ website at www.leggmason.com/InvestorServices.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

A copy of the form of Reorganization Agreement pertaining to each Reorganization accompanies this Proxy Statement/Prospectus as Appendix A.

The information contained herein concerning the Acquired Funds has been provided by, and is included herein in reliance upon, the Acquired Funds. The information contained herein concerning the Acquiring Funds has been provided by, and is included herein in reliance upon, the Acquiring Funds.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

iii

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and each Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Reorganizations

At meetings held in June and July 2006, the Board of each Acquired Fund and the Board of each Acquiring Fund, including all of the Board members who are not “interested persons” of the Acquired Funds and the Acquiring Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), unanimously approved the relevant Reorganization Agreement. Each Reorganization Agreement provides for:

1.	the transfer of all of the assets and the assumption of all of the liabilities of the applicable Acquired Fund in exchange for shares of the corresponding Acquiring Fund listed opposite its name in the following chart having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund;

Acquired Fund	Acquiring Fund
Salomon Brothers Mid Cap Fund	Salomon Brothers Capital Fund Inc

Salomon Brothers California Tax Free Bond Fund	Legg Mason Partners California Municipals Fund, Inc.

2.	the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

3.	the termination of the Acquired Fund.

Each Reorganization Agreement is subject to approval by the shareholders of the applicable Acquired Fund. The Reorganizations, if approved by shareholders, are scheduled to be effective as of the close of business on [                    ], or on such other date as the parties may agree (the “Closing Date”). As a result of the Reorganizations, each shareholder of an Acquired Fund will become the owner of the number of full and fractional shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the close of business on the Closing Date. Shareholders of Class A shares, Class B shares, Class C shares and Class O shares of each Acquired Fund, as applicable, will receive the same class of shares of the applicable Acquiring Fund, except that Class O shareholders of Salomon Brothers California Tax Free Bond Fund will receive Class Y shares of Legg Mason Partners California Municipals Fund, Inc. in its Reorganization. Following the Reorganization of Salomon Brothers Mid Cap Fund into Salomon Brothers Capital Fund Inc, Class O shares of Salomon Brothers Capital Fund Inc will be designated as Class Y shares. See “Information about the Proposed Reorganizations” below. For more information about the classes of shares offered by the Acquired and Acquiring Funds, see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” in Appendix B.

For the reasons set forth below in “Information about the Proposed Reorganizations—Reasons for the Reorganizations and Board Considerations,” the Board of each Acquired Fund, including all of the Independent Board Members, has concluded that the Reorganization of such Acquired Fund would be in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board, therefore, has unanimously submitted the Reorganization Agreements to the shareholders of the Acquired Funds and recommends that shareholders of each Acquired Fund vote “FOR” the Reorganization Agreement effecting the Reorganization for that Fund. The Board of each Acquiring Fund has approved the Reorganization on behalf of the corresponding Acquiring Fund.

For each Acquired Fund, approval of the relevant Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Fund. See “Voting Information” below.

Prior to completion of a Reorganization, each Fund will have received from Dechert LLP a legal opinion to the effect that the relevant Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. Accordingly, no gain or loss should be recognized by an Acquired Fund or its shareholders as a result of the Reorganization of such Acquired Fund, and the aggregate tax basis of the Acquiring Fund shares received by each Acquired Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Acquired Fund shares. For more information about the Federal income tax consequences of the Reorganizations, see “Information about the Proposed Reorganizations—Federal Income Tax Consequences” below.

Some of the portfolio assets of an Acquired Fund may be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to the Acquired Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders. It is possible that the Reorganization of Salomon Brothers Mid Cap Fund into Salomon Brothers Capital Fund Inc could result in substantial turnover to Salomon Brothers Mid Cap Fund’s portfolio and distribution of substantial long-term capital gains to Salomon Brothers Mid Cap Fund shareholders.

Certain Defined Terms Used in this Proxy Statement and Prospectus

The Acquired Funds are organized as series of Massachusetts business trusts (the “Massachusetts Funds”) and the Acquiring Funds are organized as Maryland corporations (the “Maryland Corporations”). For ease of reference and clarity of presentation, shares of common stock of the Maryland Corporations and beneficial interests of the Massachusetts Funds are hereinafter referred to as “shares,” and holders of shares are hereinafter referred to as “shareholders”; the Boards of Trustees overseeing the Massachusetts Funds and the Boards of Directors overseeing the Maryland Corporations are each referred to herein as a “Board” and collectively as the “Boards”; the Declarations of Trusts governing the Massachusetts Funds and the Articles of Incorporation governing the Maryland Corporations, each as amended and supplemented, are referred to herein as a “declaration of trust”; the term “termination” refers to the termination and redemption for purposes of a portfolio of a Maryland corporation and for the purposes of a series of a Massachusetts business trust refers to the liquidation of the assets and the distribution of the remaining trust property to the shareholders in accordance with their respective rights.

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of the Acquired Funds and the Acquiring Funds. Please be aware that this is only a brief discussion. More detailed comparisons of the Acquired Funds and the Acquiring Funds, including risks, appear later in this Proxy Statement/Prospectus, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management can be found in Appendix C. These discussions include any material differences in the Funds’ “fundamental” investment policies, meaning those that can be changed only by shareholder vote, and any material differences in the Funds’ “non-fundamental investment policies, meaning those that can be changed by a Fund’s board without a shareholder vote. In each case, the investment objectives, investment policies and restrictions and principal investment strategies of the Acquiring Fund will apply following the Reorganization of the Acquired Fund. More information can be found in each Fund’s prospectus and Fund SAI.

Salomon Brothers Mid Cap Fund (Acquired Fund) and Salomon Brothers Capital Fund Inc (Acquiring Fund)

The investment objectives of both Funds are comparable. Both Funds seek capital appreciation. Salomon Brothers Capital Fund Inc has an explicit focus on securities that the manager believes have above-average capital appreciation potential.

There are certain differences between the investment policies of the Funds. These differences include the market capitalization of the companies in which they invest, their ability to invest in debt securities and their policies regarding diversification.

•	Salomon Brothers Mid Cap Fund normally invests at least 80% of its assets in equity securities of medium-sized companies, defined as those companies with market capitalizations of at least $1 billion and not exceeding the greater of (i) $10 billion or (ii) the highest month-end market capitalization value of any stock in the Russell Mid Cap Index for the previous 12 months. As of May 31, 2006, capitalizations of companies in the Russell Mid Cap Index ranged from $688 million to $22.1 billion. Salomon Brothers Mid Cap Fund may invest up to 20% of its assets in equity securities of companies that are not considered to be mid cap companies.

•	Salomon Brothers Capital Fund Inc does not have defined market cap criteria as does the Salomon Brothers Mid Cap Fund. However, the Fund typically invests primarily in equity securities of established large- and medium-cap companies and emphasizes companies with market capitalizations of more than $1 billion.

•	Salomon Brothers Mid Cap Fund is diversified under the 1940 Act while Salomon Brothers Capital Fund Inc is non-diversified under the 1940 Act. A non-diversified fund may invest a higher percentage of its assets in any one issuer than a diversified fund and may be subject to more risk for this reason.

•	Salomon Brothers Mid Cap Fund may invest up to 20% of its assets in investment grade non-convertible bonds, notes and other debt securities when the manager believes that their total return potential equals or exceeds the potential return of equity securities. Salomon Brothers Capital Fund Inc may invest in investment grade fixed income securities and may invest up to 20% of its assets in non-convertible debt securities rated below investment grade (commonly known as “junk bonds”) or, if unrated, of equivalent quality as determined by the manager. Salomon Brothers Capital Fund Inc may invest up to 10% of its assets in distressed debt securities. Salomon Brothers Capital Fund Inc may invest without limit in convertible debt securities.

•	Each Fund may invest up to 20% of its total assets in equity securities of foreign issuers, including, in the case of Salomon Brothers Mid Cap Fund, emerging market issuers.

•	Salomon Brothers Capital Fund Inc may only borrow from banks and only up to 15% of its assets while Salomon Brothers Mid Cap Fund has no similar limitations.

The Funds have the same portfolio managers who focus on individual companies, rather than broader market forces, when selecting securities for the Funds. With respect to the Salomon Brothers Capital Fund Inc, the managers emphasize individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. The managers seek to identify those companies which offer the greatest potential for capital appreciation through careful fundamental analysis of each company and its financial characteristics. In selecting individual companies for investment, the managers of the Salomon Brothers Capital Fund Inc look for the following:

•	Security prices which appear to undervalue the company’s assets or do not adequately reflect factors such as favorable industry trends, lack of investor recognition or the short-term nature of earnings declines;

•	Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company’s securities; and

•	Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may enhance future earnings.

With respect to the Salomon Brothers Mid Cap Fund, the managers emphasize medium-sized U.S. companies with good prospects for revenue and earnings growth that meet the managers’ valuation criteria. In selecting investments, the managers look for issuers that are among the leaders in their industry. The managers generally use a “bottom-up” approach when selecting securities for the Fund. This means that the managers look primarily at individual companies against the context of broader market forces. The Funds have the same portfolio managers.

Salomon Brothers California Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners California Municipals Fund, Inc. (Acquiring Fund)

The Funds have different investment objectives. Legg Mason Partners California Municipals Fund, Inc. seeks to provide a high level of current income exempt from federal income taxes and California state personal income taxes as is consistent with prudent investment management and the preservation of capital, while the Salomon Brothers California Tax Free Bond Fund seeks to maximize total return consistent with the preservation of capital.

While the investment objectives of the Funds differ, both Funds have similar principal investment policies. Both Funds invest at least 80% of their assets in California investment grade municipal obligations, the income from which is exempt from regular federal income taxes and California state personal income taxes. However, the Funds differ with respect to the extent they may invest in California municipal obligations that pay interest subject to the Federal alternative minimum tax (“AMT”). Salomon Brothers California Tax Free Bond Fund invests at least 80% of its assets in California municipal securities that pay interest exempt from AMT, while Legg Mason Partners California Municipals Fund, Inc. may invest without limit in municipal securities that pay interest subject to the AMT.

The Funds also have similar, although not identical, average portfolio maturities. Legg Mason Partners California Municipals Fund, Inc. primarily focuses on holding intermediate and long-term municipal securities that have remaining maturities at the time of purchase from 3 to more than 30 years. The Salomon Brothers California Tax Free Bond Fund may invest in bonds of any maturity, although the Fund’s dollar-weighted average maturity is normally expected to be between 10 and 30 years. Both Funds are non-diversified under the 1940 Act and may use derivative contracts.

Legg Mason Partners California Municipals Fund, Inc.’s manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market;

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values;

•	Considers the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer and its sector and interest rates; and

•	Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features.

Salomon Brothers California Tax Free Bond Fund’s manager looks for both income and potential for gain when selecting securities for the Fund.

The Fund is managed by employing a combination of qualitative and quantitative analysis. The manager decides which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions for the United States as a whole, with a particular focus on California. Then the manager compares specific sectors to identify broad segments of the municipal market poised to benefit in this environment. The manager also closely studies the yields and other characteristics of specific issues to identify attractive opportunities. The manager seeks to add value by investing in a range of municipal bonds, representing different market sectors, structures and maturities. The manager uses this same approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the manager believes that better opportunities exist or that the security no longer fits within the manager’s overall strategies for achieving the Fund’s investment objective.

Comparison of Fees and Expenses

The tables below (1) compare the estimated fees and expenses of each class of each Fund, as of March 31, 2006, and (2) show the estimated fees and expenses of each class of each combined Fund, on a pro forma basis, as if the Reorganizations occurred on March 31, 2006.

FEE TABLES AND EXPENSE EXAMPLES:

Salomon Brothers Mid Cap Fund (Acquired Fund)

Salomon Brothers Capital Fund Inc (Acquiring Fund)

The estimated expenses of Salomon Brothers Mid Cap Fund (Acquired Fund) and Salomon Brothers Capital Fund Inc (Acquiring Fund) as of March 31, 2006 and pro forma expenses following the proposed Reorganization are set forth below.

	Pre-Reorganization		Pro Forma Combined Salomon Brothers Capital Fund Inc*	Pre-Reorganization				Pro Forma Combined Salomon Brothers Capital Fund Inc*†#
	Salomon Brothers Mid Cap Fund*	Salomon Brothers Capital Fund Inc*		Salomon Brothers Mid Cap Fund*		Salomon Brothers Capital Fund Inc*
	Class A	Class A	Class A	Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.75%	5.75%	5.75%	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None (a)	None (a)	None (a)	5.00	%(b)	5.00	%(b)	5.00	%(c)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%	0.56%	0.56%	0.75%		0.56%		0.56%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	1.00%		1.00%		1.00%
Other Expenses	0.87%	0.12%	0.12%	1.46%		0.19%		0.19%

Total Annual Fund Operating Expenses	1.87%	0.93%	0.93%	3.21%		1.75%		1.75%

Fee Waiver and/or Expense Reimbursement	N/A	N/A	N/A	N/A		N/A		N/A

Net Total Annual Fund Operating Expenses	N/A (d)	N/A	N/A	N/A	(d)	N/A		N/A

	Pre-Reorganization		Pro Forma Combined Salomon Brothers Capital Fund Inc*	Pre-Reorganization						Pro Forma Combined Salomon Brothers Capital Fund Inc*
	Salomon Brothers Mid Cap Fund*	Salomon Brothers Capital Fund Inc*		Salomon Brothers Mid Cap Fund*		Salomon Brothers Capital Fund Inc*		Salomon Brothers Capital Fund Inc*
	Class C	Class C	Class C	Class O		Class O		Class Y**		Class O
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%	1.00%	1.00%	None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%	0.56%	0.56%	0.75%		0.56%		0.56%		0.56%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	0.00%		0.00%		0.00%		0.00%
Other Expenses	1.30%	0.19%	0.19%	0.65%		0.04%		0.04%		0.04%

Total Annual Fund Operating Expenses	3.05%	1.75%	1.75%	1.40%		0.60%		0.60%		0.60%

Fee Waiver and/or Expense Reimbursement	N/A	N/A	N/A	N/A		N/A		N/A		N/A

Net Total Annual Fund Operating Expenses	N/A (d)	N/A	N/A	N/A	(d)	N/A		N/A		N/A

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
†	Assumes the implementation of a new sales charge structure to be effective before the Closing Date of the Reorganization.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
**	Class Y shares of Salomon Brothers Capital Fund Inc will be converted to Class O shares of the Pro Forma Combined Fund, then following the Reorganization, Class O shares will be redesignated as Class Y shares.
(a)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charge is incurred after six years.
(c)	The deferred sales charge on Class B shares declines by 1.00% per year until no deferred sales charge is incurred.
(d)	Management has agreed to voluntarily cap expenses at 1.50%, 2.25%, 2.25% and 1.08% for Class A, Class B, Class C and Class O shares, respectively. The voluntary cap may be terminated at any time.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A:
Salomon Brothers Mid Cap Fund	$754	$1,129	$1,527	$2,638
Salomon Brothers Capital Fund Inc	$664	$854	$1,060	$1,652
Pro Forma Combined Salomon Brothers Capital Fund Inc	$664	$854	$1,060	$1,652

Class B:
Salomon Brothers Mid Cap Fund	$824	$1,290	$1,880	$3,060	*
Salomon Brothers Capital Fund Inc	$678	$852	$1,150	$1,746	*
Pro Forma Combined Salomon Brothers Capital Fund Inc(1)†	$678	$852	$1,050	$1,847	**

Class C:
Salomon Brothers Mid Cap Fund	$408	$942	$1,601	$3,364
Salomon Brothers Capital Fund Inc	$278	$552	$950	$2,063
Pro Forma Combined Salomon Brothers Capital Fund Inc	$278	$552	$950	$2,063

Class O:
Salomon Brothers Mid Cap Fund	$143	$444	$766	$1,680
Salomon Brothers Capital Fund Inc	$61	$192	$335	$750
Salomon Brothers Capital Fund Inc—Class Y***	$61	$192	$335	$750
Pro Forma Combined Salomon Brothers Capital Fund Inc	$61	$192	$335	$750

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A:
Salomon Brothers Mid Cap Fund	$754	$1,129	$1,527	$2,638
Salomon Brothers Capital Fund Inc	$664	$854	$1,060	$1,652
Pro Forma Combined Salomon Brothers Capital Fund Inc	$664	$854	$1,060	$1,652

Class B:
Salomon Brothers Mid Cap Fund	$324	$990	$1,680	$3,060	*
Salomon Brothers Capital Fund Inc	$178	$552	$950	$1,746	*
Pro Forma Combined Salomon Brothers Capital Fund Inc	$178	$552	$950	$1,847	**

Class C:
Salomon Brothers Mid Cap Fund	$308	$942	$1,601	$3,364
Salomon Brothers Capital Fund Inc	$178	$552	$950	$2,063
Pro Forma Combined Salomon Brothers Capital Fund Inc	$178	$552	$950	$2,063
Class O:
Salomon Brothers Mid Cap Fund	$143	$444	$766	$1,680
Salomon Brothers Capital Fund Inc	$61	$192	$335	$750
Salomon Brothers Capital Fund Inc—Class Y***	$61	$192	$335	$750
Pro Forma Combined Salomon Brothers Capital Fund Inc	$61	$192	$335	$750

†	Assumes the implementation of new sales charge structure will be effective before the Closing Date of the Reorganization.
*	Assumes conversion to Class A Shares approximately seven years after purchase.
**	Assumes conversion to Class A Shares approximately eight years after purchase.
***	Class Y shares of Salomon Brothers Capital Fund Inc will be converted to Class O shares of the Pro Forma Combined Fund, then following the Reorganization, Class O Shares will be redesignated as Class Y Shares.
(1)	Class B shares received by shareholders of Salomon Brothers Mid Cap Fund in the Reorganization will continue to have the deferred sales charges in effect before the Reorganization. For shares received in the Reorganization, the 1 year, 3 year, 5 year and 10 year expenses are $678, $852, $1,150, and $1,746, respectively.

Salomon Brothers California Tax Free Bond Fund (Acquired Fund)

Legg Mason Partners California Municipals Fund, Inc. (Acquiring Fund)

The estimated expenses of Salomon Brothers California Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners California Municipals Fund, Inc. (Acquiring Fund) as of March 31, 2006 and pro forma expenses following the proposed Reorganization are set forth below.

	Pre-Reorganization		Pro Forma Combined Legg Mason Partners California Municipals Fund, Inc.*†		Pre-Reorganization				Pro Forma Combined Legg Mason Partners California Municipals Fund, Inc.*†#
	Salomon Brothers California Tax Free Bond Fund*	Legg Mason Partners California Municipals Fund, Inc.*			Salomon Brothers California Tax Free Bond Fund*		Legg Mason Partners California Municipals Fund, Inc.*
	Class A	Class A	Class A		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.00%	4.00%	4.25%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None (a)	None (b)	None	(a)	4.00	%(c)	4.50	%(d)	4.50	%(d)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%	0.49%	0.49%		0.50%		0.49%		0.49%
Distribution and/or Service (12b-1) Fees	0.25%	0.15%	0.15%		1.00%		0.65%		0.65%
Other Expenses	1.25%	0.04%	0.05%		1.97%		0.07%		0.08%

Total Annual Fund Operating Expenses	2.00%	0.68%	0.69%		3.47%		1.21%		1.22%

Fee Waiver and/or Expense Reimbursement	N/A	N/A	-0.01%		N/A		N/A		-0.01%

Net Total Annual Fund Operating Expenses	N/A (e)	N/A	0.68	%(f)	N/A	(e)	N/A		1.21	%(f)

	Pre-Reorganization		Pro Forma Combined Legg Mason Partners California Municipals Fund, Inc.*		Pre-Reorganization				Pro Forma Combined Legg Mason Partners California Municipals Fund, Inc.*
	Salomon Brothers California Tax Free Bond Fund*	Legg Mason Partners California Municipals Fund, Inc.*			Salomon Brothers California Tax Free Bond Fund*		Legg Mason Partners California Municipals Fund, Inc.
	Class C	Class C	Class C		Class O**		Class Y***		Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%	1.00%	1.00%		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50%	0.49%	0.49%		0.50%		0.49%		0.49%
Distribution and/or Service (12b-1) Fees	0.75%	0.70%	0.70%		0.00%		0.00%		0.00%
Other Expenses	3.11%	0.05%	0.05%		8.64%		5.00%		5.00%

Total Annual Fund Operating Expenses	4.36%	1.24%	1.24%		9.14%		5.49%		5.49%

Fee Waiver and/or Expense Reimbursement	N/A	N/A	N/A		N/A		N/A		-4.94%

Net Total Annual Fund Operating Expenses	N/A (e)	N/A	N/A		N/A	(e)	N/A		0.55	%(f)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Class O shares of Salomon Brothers California Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
***	Ratios are estimated as Legg Mason Partners California Municipals Fund, Inc. currently does not offer Class Y shares.
†	Assumes the implementation of new sales charge structure will be effective before the Closing Date of the Reorganization.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
(a)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(b)	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(c)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charge is incurred after six years.
(d)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no deferred sales charge is incurred.
(e)	Management has agreed to voluntarily cap expenses at 0.80%, 1.55%, 1.30% and 0.55% for Class A, Class B, Class C and Class O shares, respectively.
(f)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for one year from the date of the next annual prospectus update for the Acquiring Fund following the Reorganization.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A:
Salomon Brothers California Tax Free Bond Fund	$595	$1,003	$1,435	$2,635
Legg Mason Partners California Municipals Fund, Inc.	$467	$610	$765	$1,215
Pro Forma Combined Legg Mason Partners California Municipals Fund, Inc.†	$492	$635	$792	$1,247

Class B:
Salomon Brothers California Tax Free Bond Fund	$750	$1,266	$1,904	$3,262	*
Legg Mason Partners California Municipals Fund, Inc.	$573	$684	$765	$1,319	**
Pro Forma Combined Legg Mason Partners California Municipals Fund, Inc.†(1)	$573	$686	$769	$1,329	**

Class C:
Salomon Brothers California Tax Free Bond Fund	$537	$1,320	$2,215	$4,501
Legg Mason Partners California Municipals Fund, Inc.	$226	$393	$680	$1,500
Pro Forma Combined Legg Mason Partners California Municipals Fund, Inc.	$226	$393	$680	$1,500
Class Y:
Salomon Brothers California Tax Free Bond Fund—Class O***	$895	$2,576	$4,121	$7,457
Legg Mason Partners California Municipals Fund, Inc.	$548	$1,635	$2,712	$5,358
Pro Forma Combined Legg Mason Partners California Municipals Fund, Inc.	$56	$1,197	$2,327	$5,104

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A:
Salomon Brothers California Tax Free Bond Fund	$595	$1,003	$1,435	$2,635
Legg Mason Partners California Municipals Fund, Inc.	$467	$610	$765	$1,215
Pro Forma Combined Legg Mason Partners California Municipals Fund, Inc.†	$492	$635	$792	$1,247

Class B:
Salomon Brothers California Tax Free Bond Fund	$350	$1,066	$1,804	$3,262	*
Legg Mason Partners California Municipals Fund, Inc.	$123	$384	$665	$1,319	**
Pro Forma Combined Legg Mason Partners California Municipals Fund, Inc.	$123	$386	$669	$1,329	**

Class C:
Salomon Brothers California Tax Free Bond Fund	$437	$1,320	$2,215	$4,501
Legg Mason Partners California Municipals Fund, Inc.	$126	$393	$680	$1,500
Pro Forma Combined Legg Mason Partners California Municipals Fund, Inc.	$126	$393	$680	$1,500

Class Y:
Salomon Brothers California Tax Free Bond Fund—Class O***	$895	$2,576	$4,121	$7,457
Legg Mason Partners California Municipals Fund, Inc.#	$548	$1,635	$2,712	$5,358
Pro Forma Combined Legg Mason Partners California Municipals Fund, Inc.	$56	$1,197	$2,327	$5,104

†	Assumes the implementation of new sales charge structure will be effective before the Closing Date of the Reorganization.
*	Assumes conversion to Class A Shares seven years after purchase.
**	Assumes conversion to Class A Shares eight years after purchase.
***	Class O shares of Salomon Brothers California Tax Free Bond Fund will be exchanged for Class Y shares of the Pro Forma Combined Fund.
#	Amounts are estimated as Legg Mason Partners California Municipals Fund, Inc. currently does not offer Class Y shares.
(1)	Class B shares received by shareholders of Salomon Brothers California Tax Free Bond Fund in the Reorganization will continue to have the deferred sales charges that were in effect before the Reorganization. For shares received in the Reorganization, the 1 year, 3 year, 5 year and 10 year expenses are $523, $586, $769, and $1,259, respectively.

Effect on Expenses

The Reorganizations would have the following effects on expenses:

Salomon Brothers Mid Cap Fund and Salomon Brothers Capital Fund Inc

As a result of the Reorganization, total annual operating expenses paid by shareholders of Salomon Brothers Mid Cap Fund will decline, for Class A shares from 1.87% (gross of fee waivers) and 1.50% (net of fee waivers) to 0.93%, for Class B shares from 3.21% (gross of fee waivers) and 2.25% (net of fee waivers) to 1.75%, for Class C shares from 3.05% (gross of fee waivers) and 2.25% (net of fee waivers) to 1.75% and for Class O shares from 1.40% (gross of fee waivers) and 1.08% (net of fee waivers) to 0.60%.

Salomon Brothers California Tax Free Bond Fund and Legg Mason Partners California Municipals Fund, Inc.

As a result of the Reorganization, total annual operating expenses paid by certain shareholders of Salomon Brothers California Tax Free Bond Fund will decline, for Class A shares from 2.00% (gross of fee waivers) and 0.80% (net of fee waivers) to 0.69%, for Class B shares from 3.47% (gross of fee waivers) and 1.55% (net of fee waivers) to 1.22% and for Class C shares from 4.36% (gross of fee waivers) and 1.30% (net of fee waivers) to 1.24%. Total annual operating expenses paid by shareholders of Salomon California Tax Free Bond Fund for Class O shares will decline on a gross basis from 9.14% to 5.49%, however they will increase on a net basis from 0.55% to 5.49%. Class O shareholders of Salomon Brothers California Tax Free Bond Fund will receive Class Y shares of Legg Mason Partners California Municipals Fund, Inc., which will have the same level of total operating expenses of 5.49%. The Acquiring Fund will enter into a contractual arrangement with the manager to cap total annual operating expenses at 0.68% for Class A, 1.21% for Class B and 0.55% for Class Y for one year from the date of the next annual prospectus update of the Acquiring Fund following the Reorganization. At the end of that period, management will consider whether the cap should be extended.

Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

No sales loads or deferred sales charges will be incurred by Acquired Fund shareholders as a result of either Reorganization.

The Boards of the Funds have approved changes to the share class pricing structure of the Legg Mason Partners Funds, Salomon Brothers Funds, and CitiFunds (“Legacy CAM Funds”) that are expected to become effective before the Closing Date of the Reorganizations and, therefore, will be applicable to the Acquiring Funds after the Reorganizations. The changes applicable to the Acquiring Funds are as follows:

Class A Shares. Each Legg Mason Partners and Salomon Brothers Fund will have the same sales load schedule. Under the new pricing structure:

•	For the Legg Mason Partners equity funds, the sales load schedule applicable to purchases of Class A shares will increase for purchases of less than $250,000, decrease for purchases between $250,000 and $500,000 and between $750,000 and $1 million and remain the same for purchases between $500,000 and $750,000.

•	For the Legg Mason Partners taxable fixed income funds, the sales load schedule will decrease below $25,000 and increase for all other purchase amounts; purchases ranging between $500,000 and $1 million that were previously not subject to a sales load will now be charged a sales load of 2.00% (between $500,000 and $750,000) or 1.50% (between $750,000 and $1 million).

•	For the Salomon Brothers equity funds, the sales load schedule will decline for purchases between $25,000 and $50,000 and purchases between $100,000 and $1 million.

•	For the Salomon Brothers taxable fixed income funds, the sales load schedule will increase for purchases under $100,000.

The changes in the sales load schedules will apply only to new purchases (i.e., additional purchases by existing shareholders as well as new purchases by new investors). Where sales loads are decreasing, no discounts for previously purchased shares will be given. In addition, Class A shares generally will be available only to retail accounts, and not to retirement plan investors with omnibus accounts. Existing retirement plan accounts holding Class A shares will be grandfathered and exempt from these new requirements.

Class B Shares. Each Legg Mason Partners Fund and Salomon Brothers Fund will have the same deferred sales charge schedule.

•	Salomon Brothers equity funds will be subject to the same deferred sales charge schedule as currently applicable to the Legg Mason Partners funds. As a result, Class B shares issued after the effective date of the changes to the share class pricing structure will have a new deferred sales charge schedule and will convert to Class A shares at the end of the eighth year after purchase; however, shares of Salomon Brothers Funds issued before the effective date of the changes will continue to convert to Class A shares at the end of the seventh year after purchase.

•	Class B shares issued by Legg Mason Partners Funds as Acquiring Funds to Class B Shareholders of Salomon Brothers Funds as Acquired Funds will retain their current Class B deferred sales charge schedule.

Class C Shares. There will be no changes to the pricing structure of Class C shares of the Funds for retail investors. However, Class C shares offered to employee benefit plans having omnibus accounts will no longer be subject to a contingent deferred sales charge (“CDSC”) if shares are redeemed in the first year after purchase.

Class Y Shares. The designation for Class Y shares will be changed to Class I and new eligibility and minimum investment criteria will be adopted. Existing Class Y shareholder accounts of both Acquired and Acquiring Funds will be grandfathered and exempt from these new requirements.

Class O Shares. Class O shares will no longer be offered. Class O shares will be redesignated as Class Y shares (and then redesignated as Class I).

Distribution arrangements for the Acquiring and Acquired Funds are substantially similar with respect to purchases, redemptions and exchanges. Please see Appendix B for additional information.

More information about the sales load, distribution and shareholder servicing arrangements of Class A, Class B, Class C and Class Y shares of the Acquiring Funds following the Reorganizations and the procedures for making purchases, redemptions and exchanges of these classes of shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in Appendix B to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of each Acquired Fund with its corresponding Acquiring Fund is based upon and qualified in its entirety by the disclosure appearing in the prospectuses (as supplemented) of the Acquired Funds and the Acquiring Funds under the captions “Investments, Risks and Performance” (for the Legg Mason Partners Funds) or “Fund goals, strategies and risks” (for the Salomon Brothers Funds) and “More about the Fund’s Investments” (for the Legg Mason Partners Funds) or “More on the Fund’s investments and related risks” (for the Salomon Brothers Funds). In each case, the investment objective and principal investment strategies of the Acquiring Fund will apply following the Reorganization of the Acquired Fund. The prospectuses (each of which has been supplemented from time to time) are dated as follows:

Fund	Prospectus Dated
Salomon Brothers Mid Cap Fund	May 1, 2006

Salomon Brothers Capital Fund Inc	May 1, 2006

Salomon Brothers California Tax Free Bond Fund	May 1, 2006

Legg Mason Partners California Municipals Fund, Inc.	June 28, 2006

Additional information about each Fund’s investment objectives and principal investment strategies may also be found in Appendix C to this Proxy Statement/Prospectus. In each case, the investment objectives and principal investment strategies of the Acquiring Fund will apply following the Reorganization of the Acquired Fund.

Salomon Brothers Mid Cap Fund (Acquired Fund) and Salomon Brothers Capital Fund Inc (Acquiring Fund)

Investment Objectives

The investment objectives of both Funds are comparable. Both Funds seek capital appreciation. Salomon Brothers Capital Fund Inc has an explicit focus on securities that the manager believes have above-average capital appreciation potential.

Principal Investment Policies and Strategies

There are certain differences between the investment policies of the Funds. These differences include the market capitalization of the companies in which they invest, their ability to invest in debt securities and their policies regarding diversification.

•	Salomon Brothers Mid Cap Fund normally invests at least 80% of its assets in equity securities of medium-sized companies, defined as those companies with market capitalizations of at least $1 billion and not exceeding the greater of (i) $10 billion or (ii) the highest month-end market capitalization value of any stock in the Russell Mid Cap Index for the previous 12 months. As of May 31, 2006, capitalizations of companies in the Russell Mid Cap Index ranged from $660 million to $27.3 billion. Salomon Brothers Mid Cap Fund may invest up to 20% of its assets in equity securities of companies that are not considered to be mid cap companies.

•	Salomon Brothers Capital Fund Inc does not have defined market cap criteria as does the Salomon Brothers Mid Cap Fund. However, the Fund typically invests primarily in equity securities of established large- and medium-cap companies and emphasizes companies with market capitalizations of more than $1 billion.

•	Salomon Brothers Mid Cap Fund is diversified under the 1940 Act while Salomon Brothers Capital Fund Inc is non-diversified under the 1940 Act. A non-diversified fund may invest a higher percentage of its assets in any one issuer than a diversified fund and may be subject to more risk for this reason.

•	Salomon Brothers Mid Cap Fund may invest up to 20% of its assets in investment grade non-convertible bonds, notes and other debt securities when the manager believes that their total return potential equals or exceeds the potential return of equity securities. Salomon Brothers Capital Fund Inc may invest in investment grade fixed income securities and may invest up to 20% of its assets in non-convertible debt securities rated below investment grade (commonly known as “junk bonds”) or, if unrated, of equivalent quality as determined by the manager. Salomon Brothers Capital Fund Inc may invest up to 10% of its assets in distressed debt securities. Salomon Brothers Capital Fund Inc may invest without limit in convertible debt securities.

•	Each Fund may invest up to 20% of its total assets in equity securities of foreign issuers, including, in the case of Salomon Brothers Mid Cap Fund, emerging market issuers.

•	Salomon Brothers Capital Fund Inc may only borrow from banks and only up to 15% of its assets while Salomon Brothers Mid Cap Fund has no similar limitations.

The Funds have the same portfolio managers who focus on individual companies, rather than broader market forces, when selecting securities for the Funds. With respect to the Salomon Brothers Capital Fund Inc, the managers emphasize individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. The managers seek to identify those companies which offer the greatest potential for capital appreciation through careful fundamental analysis of each company and its financial characteristics. In selecting individual companies for investment, the managers look for the following:

•	Security prices which appear to undervalue the company’s assets or do not adequately reflect factors such as favorable industry trends, lack of investor recognition or the short-term nature of earnings declines;

•	Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company’s securities; and

•	Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may enhance future earnings.

With respect to the Salomon Brothers Mid Cap Fund, the managers emphasize medium-sized U.S. companies with good prospects for revenue and earnings growth that meets the managers’ valuation criteria. In selecting investments, the managers look for issuers that are among the leaders in their industry. The managers generally use a “bottom-up” approach when selecting securities for the Fund. This means that the managers look primarily at individual companies against the context of broader market forces. The Funds have the same portfolio managers.

Risk Factors

Because the Funds have comparable objectives and primary investment strategies, many of the principal risks of investing in the Funds are substantially the same. You may lose money on your investment in either Fund, or the Fund may not perform as well as other investments. The following summarizes the principal risks of investing in the Funds:

Market Risk

Stock markets may decline or stocks may perform poorly relative to other types of investments.

Mid Cap Risk

Recession or adverse economic trends may adversely affect the earnings or financial condition of companies in which the Acquired Fund invests.

Manager Risk

Each Fund is actively managed and is subject to the risk that the managers’ judgment about the attractiveness, growth prospects, value or potential appreciation of a particular stock or sector proves to be incorrect.

Issuer Risk

The Acquiring Fund’s prospectus states that it is also subject to the risk that an adverse event, such as negative press reports about a portfolio company held by the Fund, depresses the value of a company’s stock that the Fund invests in.

Volatility Risk

Each Fund may invest in medium capitalization companies, and Salomon Brothers Capital Fund Inc may invest in small capitalization companies, which compared to large capitalization companies and the markets for their securities are more likely to:

•	Be more sensitive to changes in earning results and investor expectations;

•	Have more limited product lines, capital resources, and management depth;

•	Experience sharper swings in market values;

•	Be harder to sell at the times and prices the manager believes appropriate; and

•	Offer greater potential for gains and losses.

Style Risk

Each Fund invests in medium-sized companies, and Salomon Brothers Capital Fund Inc invests in small-sized companies and, therefore, the Funds are subject to the possibility that that medium capitalization stocks or smaller capitalization stocks temporarily fall out of favor or may perform poorly relative to other types of investments.

Nondiversification Risk

Salomon Brothers Capital Fund Inc is classified as “non-diversified” under the 1940 Act, which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

Fundamental Investment Restrictions

Shareholders of the Funds are being asked in a separate proxy statement to approve revised fundamental investment policies for their Funds, which are set forth below. The Boards of the Funds have adopted, and recommended that shareholders approve, a uniform set of fundamental investment policies that cover certain broad topics as to which mutual funds, such as the Funds, must have policies that may be changed only with shareholder approval. In connection with this proposal, the Boards have also approved the elimination, or the reclassification as non-fundamental, of all other investment policies that are not required to be classified as fundamental, and the redesignation of the investment objectives of certain Funds as non-fundamental, which means they could be changed without shareholder approval.

Comparison between Fund Fundamental Investment Restrictions

If shareholders of a Fund approve the proposed changes to the Fund’s fundamental investment restrictions, the Fund’s current fundamental investment restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities and concentrating in a particular industry will be replaced by the new policies. Management of the Funds believes that adoption of the new policies will have no material effect on the manner in which the Funds are managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) the proposed changes to the fundamental investment restrictions that will be voted on by shareholders of the Funds, but in a separate proxy statement. In addition, an explanation of certain differences between the Acquired Fund’s current fundamental investment restrictions and the proposed fundamental investment restrictions follows the table. Identical proposed fundamental investment restrictions are being voted on by shareholders of the Acquiring Fund and Acquired Fund so that if (1) shareholders of the Acquired Fund approve the Reorganization and (2) shareholders of the Acquiring Fund approve their proposed fundamental investment restrictions, shareholders of the Acquired Fund will become shareholders of a Fund with the same fundamental investment restrictions as are being proposed for their Fund. Following the table is an explanation of the differences between (1) the Acquired Fund’s current fundamental investment restrictions and the proposed fundamental investment restrictions and (2) the Acquired Fund’s and the Acquiring Fund’s current fundamental investment restrictions should shareholders of the Funds not approve the proposed changes to such restrictions. In the event shareholders of the Funds do not approve the proposed changes to the fundamental investment restrictions, the fundamental investment restrictions of the Acquiring Fund will apply following the Reorganization of the Acquired Fund.

Subject	Salomon Brothers Mid Cap Fund (Acquired Fund) Current Restrictions	Salomon Brothers Capital Fund Inc (Acquiring Fund) Current Restrictions	Salomon Brothers Mid Cap Fund (Acquired Fund) and Salomon Brothers Capital Fund Inc (Acquiring Fund) Proposed Restrictions
Borrowing:	The Fund may not borrow money, except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.	The Fund may not borrow money or pledge or mortgage its assets, except as described under “Additional Information on the Fund Investments and Investment Policies” in the Fund’s SAI and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and option on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money.	The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Salomon Brothers Mid Cap Fund (Acquired Fund) Current Restrictions	Salomon Brothers Capital Fund Inc (Acquiring Fund) Current Restrictions	Salomon Brothers Mid Cap Fund (Acquired Fund) and Salomon Brothers Capital Fund Inc (Acquiring Fund) Proposed Restrictions

Underwriting:	The Fund may not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act, as amended, in selling a portfolio security.	The Fund may not underwrite securities, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the Securities Act of 1933, as amended (the “1933 Act”) (“restricted securities”); in such registrations the Fund may technically be deemed an “underwriter” for purposes of the 1933 Act.	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Lending:	The Fund may not make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.	The Fund may not make loans other than through (a) the lending of its portfolio securities in accordance with the procedures described under “Additional Investment Activities and Risk Factors—Loans of Portfolio Securities” in the Fund’s SAI, or (b) entering into repurchase agreements in an amount up to an aggregate of 25% of its total assets, but this restriction shall not prevent the Fund from buying a portion of an issue of bonds, debentures or other obligations which are liquid, or from investing up to an aggregate of 10% (including investments in other types of illiquid securities) of the value of its total assets in portions of issues of bonds, debenture, or other obligations of a type privately placed with financial institutions and which are illiquid.	The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior Securities:	The Fund may not issue senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be issuance of a senior security.	The Fund may not issue senior securities except as may be permitted by the 1940 Act.	The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Salomon Brothers Mid Cap Fund (Acquired Fund) Current Restrictions	Salomon Brothers Capital Fund Inc (Acquiring Fund) Current Restrictions	Salomon Brothers Mid Cap Fund (Acquired Fund) and Salomon Brothers Capital Fund Inc (Acquiring Fund) Proposed Restrictions

Real Estate:	The Fund may not purchase or sell real estate (excluding securities secured by real estate or interest therein and securities of companies, such as real estate investment trusts, which deal in real estate or interest therein), in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases acquired as a result of the ownership of securities.	The Fund may not purchase or sell real estate, interests in real estate or interests in real estate investment trusts; however, the Fund may purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the 1933 Act and are readily marketable.	The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Commodities:	The Fund may not purchase or sell interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell commodities or commodity contracts (including currencies and any type of option, futures contract and forward contact) acquired as a result of the ownership of securities.	The Fund may not purchase or sell commodities or commodity contracts; however, the Fund may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies.	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Concentration:	The Fund may not purchase any securities of an issuer in a particular industry if as result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.	The Fund may not hold more than 25% of the value of its total assets in the securities of any single company or in the securities of companies in any one industry.	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

Other	No restriction.	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	No restriction.

	No restriction.	The Fund may not buy portfolio securities from, or sell portfolio securities to, any of the Fund’s officers, Directors, employees of its investment manager or distributor, or any of their officers or Directors, as principals.	No restriction.

Subject	Salomon Brothers Mid Cap Fund (Acquired Fund) Current Restrictions	Salomon Brothers Capital Fund Inc (Acquiring Fund) Current Restrictions	Salomon Brothers Mid Cap Fund (Acquired Fund) and Salomon Brothers Capital Fund Inc (Acquiring Fund) Proposed Restrictions
	No restriction.	The Fund may not purchase or hold securities of an issuer if one or more persons affiliated with the Fund or Salomon Brothers Asset Management Inc (“SaBAM”) owns beneficially more than 1/2 of 1% of the securities of such issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer.	No restriction.

	No restriction.	As to 50% of the value of its total assets, the Fund’s investment in any one security other than United States Government obligations will not exceed 5% of the value of its total assets and as to this 50%, the Fund will not invest in more than 10% of the outstanding voting securities of any one issuer.	No restriction.

	No restriction.	The Fund may not invest more than 10% of the value of the Fund’s total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and in equity securities which are not readily marketable.	No restriction.

	No restriction.	The Fund may not purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions and except that the Fund may make deposits in connection with transactions in options on securities), or make “short” sales of securities (except for sales “against the box”).	No restriction.

Subject	Salomon Brothers Mid Cap Fund (Acquired Fund) Current Restrictions	Salomon Brothers Capital Fund Inc (Acquiring Fund) Current Restrictions	Salomon Brothers Mid Cap Fund (Acquired Fund) and Salomon Brothers Capital Fund Inc (Acquiring Fund) Proposed Restrictions
	No restriction.	The Fund may not purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund’s net assets in the case of any one other investment company or 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker’s commission. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization.	No restriction.

	No restriction.	The Fund may not purchase or sell warrants; however, the Fund may invest in debt or other securities which have warrants attached (not to exceed 10% of the value of the Fund’s total assets). Covered options with respect to no more than 10% in value of the Fund’s total assets will be outstanding at any one time.	No restriction.

	No restriction.	The Fund may not invest in interest in oil, gas or other mineral exploration or development programs.	No restriction.

	No restriction.	No more than 10% of the value of the Fund’s total assets may be invested in illiquid securities.	No restriction.

	No restriction.	The Fund may not invest in companies for the purpose of exercising control or management. (The Fund may on occasion be considered part of a control group of a portfolio company by reason of the size or manner of its investment, in which event the securities of such portfolio company held by the Fund may not be publicly saleable unless registered under the 1933 Act or pursuant to an available exemption thereunder.)	No restriction.

The actual investment practices of the Acquired Fund are not expected to change as a result of the revised policies. However, these practices could change in the future (for example, the Acquired Fund may be able to take advantage of a change in law or an interpretation thereof under the proposed investment restrictions that it could not take advantage of under the current investment restrictions).

Comparison between the Acquired Fund’s Current and Proposed Fundamental Investment Restrictions

There are no material differences between the Acquired Fund’s current and proposed fundamental investment restrictions.

Comparison between the Acquired Fund’s and Acquiring Fund’s Current Fundamental Investment Restrictions

There are several material differences between the two Funds with respect to their current fundamental investment restrictions, assuming shareholders of the Funds do not approve the proposed changes to the fundamental investment restrictions. The Acquiring Fund’s current fundamental restriction regarding borrowing limits the Fund’s borrowings to 15% of the value of its total assets at the time of borrowing. In addition, the Acquiring Fund may borrow for temporary or emergency purposes an aggregate amount which may not exceed 5% of the value of its total assets at the time of borrowing. The Acquired Fund may invest for extraordinary or emergency purposes up to 33 1/3% of the value of its total assets. The Acquired Fund may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund. The Acquiring Fund does not have a similar restriction. Another difference between the Funds’ restrictions is that the Acquiring Fund’s investment objective, unlike the Acquired Fund’s, is “fundamental,” which means it can be changed only with shareholder approval.

In addition, the Acquiring Fund currently has a number of fundamental investment restrictions that previously were imposed on mutual funds under state “blue sky” regulation as a condition of selling shares in a particular state, but which are no longer required under applicable law. Other fundamental restrictions restate the current relevant provisions of the 1940 Act and/or are not required to be fundamental under the 1940 Act.

Salomon Brothers California Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners California Municipals Fund, Inc. (Acquiring Fund)

Investment Objectives

The Funds have different investment objectives. Legg Mason Partners California Municipals Fund, Inc. seeks to provide a high level of current income exempt from federal income taxes and California state personal income taxes as is consistent with prudent investment management and the preservation of capital, while the Salomon Brothers California Tax Free Bond Fund seeks to maximize total return consistent with the preservation of capital.

Principal Investment Policies and Strategies

While the investment objectives of the Funds differ, both Funds have similar principal investment policies. Both Funds invest at least 80% of their assets in California investment grade municipal obligations, the income from which is exempt from regular federal income taxes and California state personal income taxes. However, the Funds differ with respect to the extent they may invest in California municipal obligations that pay interest subject to the AMT. Salomon Brothers California Tax Free Bond Fund invests at least 80% of its assets in California municipal securities that pay interest exempt from AMT, while Legg Mason Partners California Municipals Fund, Inc. may invest without limit in municipal securities that pay interest subject to the AMT.

The Funds also have similar, although not identical, average portfolio maturities. Legg Mason Partners California Municipals Fund, Inc. primarily focuses on holding intermediate and long-term municipal securities that have remaining maturities at the time of purchase from 3 to more than 30 years. The Salomon Brothers California Tax Free Bond Fund may invest in bonds of any maturity, although the Fund’s dollar-weighted average maturity is normally expected to be between 10 and 30 years. Both Funds are non-diversified under the 1940 Act and may use derivative contracts.

The Legg Mason Partners California Municipals Fund, Inc.’s manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market;

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values;

•	Considers the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer and its sector and interest rates; and

•	Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features.

The Salomon Brothers California Tax Free Bond Fund’s manager looks for both income and potential for gain when selecting securities for the Fund.

The Fund is managed by employing a combination of qualitative and quantitative analysis. The manager decides which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions for the United States as a whole, with a particular focus on California. Then the manager compares specific sectors to identify broad segments of the municipal market poised to benefit in this environment. The manager also closely studies the yields and other characteristics of specific issues to identify attractive opportunities. The manager seeks to add value by investing in a range of municipal bonds, representing different market sectors, structures and maturities. The manager uses this same approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the manager believes that better opportunities exist or that the security no longer fits within the manager’s overall strategies for achieving the Fund’s investment objective.

Risk Factors

Interest Rate Risk

Each Fund has the risk that if interest rates rise, it will cause the prices of fixed income securities to decline, reducing the value of the Funds’ portfolios.

Credit Risk

Each Fund has the risk that an issuer of a security owned by each Fund may default on its obligation to pay principal and/or interest or the security’s credit rating may be downgraded.

Risk of Concentration in California Municipal Securities

Each Fund has the risk that California municipal securities may fall out of favor with investors. If so, each Fund would suffer more from adverse events affecting California municipal issuers than would a more geographically diversified fund. Both Funds also note that although California had been experiencing economic difficulties during 2000-2003, during the past two years, California has experienced employment gains and an improving economy. A ballot initiative sponsored by Governor Schwarzenegger, which passed overwhelmingly in 2004, required a balanced budget. A downturn in the California economy and many other factors, such as unfunded retirement liabilities of municipal issuers may affect the market value of municipal obligations held by the Fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the Fund. Only a more detailed examination of the finances of each issuer can determine the quality of its obligations held by the Fund. If the Fund has difficulty finding investment grade California municipal obligations to purchase, the amount of the Fund’s income that is subject to California taxes could increase.

Non-diversified Risk

Each Fund is a non-diversified fund, which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent that each Fund invests its assets in fewer issuers, each Fund will be more susceptible to negative events affecting those issuers.

Tax Risk

It is possible that some of each Fund’s income distributions may be, and distribution of the Fund’s gains generally will be, subject to federal and California state and local income taxes. The Fund may realize taxable gains on the sale of its securities or on transactions in futures contracts. Some of the Fund’s income may be subject to the AMT. In addition, distributions of the Fund’s income and gains generally will be subject to state income tax for investors that reside in states other than California.

Risk of Unfavorable Legislation

Legg Mason Partners California Municipals Fund, Inc.’s prospectus states that it is possible that unfavorable legislation may affect the tax-exempt status of municipal bonds.

Extension Risk

Salomon Brothers California Tax Free Bond Fund’s prospectus states that it is subject to extension risk, which means that during periods of rising interest rates, the average life of certain types of securities is extended because of fewer than expected principal pre-payments which may lock in a below-market interest rate, increase the securities’ duration and reduce the value of the security.

Prepayment Risk

Salomon Brothers California Tax Free Bond Fund’s prospectus states that it is subject to a call or prepayment risk that during periods of declining interest rates, the issuer of a security prepays principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.

Reinvestment Risk

Salomon Brothers California Tax Free Bond Fund’s prospectus states that it is subject to the risk that the Fund invests new cash or the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate.

Manager Risk

Each Fund is subject to the risk that the manager’s judgment about the attractiveness, value or income potential of a particular security may prove to be incorrect.

Fundamental Investment Restrictions

Shareholders of the Funds are being asked in a separate proxy statement to approve revised fundamental investment policies for their Funds, which are set forth below. The Boards of the Funds have adopted, and unanimously recommended that shareholders approve, a uniform set of fundamental investment policies that cover certain broad topics as to which mutual funds, such as the Funds, must have policies that may be changed only with shareholder approval. In connection with this proposal, the Boards have also unanimously approved the elimination, or the reclassification as non-fundamental, of all other investment policies that are not required to be classified as fundamental, and the redesignation of the investment objectives of certain Funds as non-fundamental, which means they could be changed without shareholder approval.

Comparison between Fund Fundamental Investment Restrictions

If shareholders of a Fund approve the proposed changes to the Fund’s fundamental investment restrictions, the Fund’s current fundamental investment restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities and concentrating in a particular industry will be replaced by the new policies. Management of the Funds believes that adoption of the new policies will have no material effect on the manner in which the Funds are managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) the proposed changes to the fundamental investment restrictions that will be voted on by shareholders of the Funds, but in a separate proxy statement. In addition, an explanation of certain differences between the Acquired Fund’s current fundamental investment restrictions and the proposed fundamental investment restrictions follows the table. Identical proposed fundamental investment restrictions are being voted on by shareholders of the Acquiring Fund so that if (1) shareholders of the Acquired Fund approve the Reorganization and (2) shareholders of the Acquiring Fund approve their proposed fundamental investment restrictions, shareholders of the Acquired Fund will become shareholders of a Fund with the same fundamental investment restrictions as are being proposed for their Fund. Following the table is an explanation of the differences between (1) the Acquired Fund’s current fundamental investment restrictions and the proposed fundamental investment restrictions and (2) the Acquired Fund’s and the Acquiring Fund’s fundamental investment restrictions should shareholders of the Funds not approve the proposed changes to such restrictions.

Subject	Salomon Brothers California Tax Free Bond Fund (Acquired Fund) Current Restrictions	Legg Mason Partners California Municipals Fund, Inc. (Acquiring Fund) Current Restrictions	Salomon Brothers California Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners California Municipal Fund, Inc. (Acquiring Fund) Proposed Restrictions
Borrowing:	The Fund may not borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value (it is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities). For purposes of this restriction, arrangements with respect to securities lending are not treated as borrowing.	The Fund may not borrow money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions or similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.	The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Underwriting:	The Fund may not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.	The Fund may not engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Salomon Brothers California Tax Free Bond Fund (Acquired Fund) Current Restrictions	Legg Mason Partners California Municipals Fund, Inc. (Acquiring Fund) Current Restrictions	Salomon Brothers California Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners California Municipal Fund, Inc. (Acquiring Fund) Proposed Restrictions
Lending:	The Fund may not make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions (the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan).	The Fund may not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.	The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior Securities:	The Fund may not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.	The Fund may not issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.	The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Real Estate:	The Fund may not purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein) (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund). For purposes of this investment restriction, the Fund also may purchase and sell securities issued by companies that invest or deal in real estate or real estate investment trusts.	The Fund may not purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.	The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Salomon Brothers California Tax Free Bond Fund (Acquired Fund) Current Restrictions	Legg Mason Partners California Municipals Fund, Inc. (Acquiring Fund) Current Restrictions	Salomon Brothers California Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners California Municipal Fund, Inc. (Acquiring Fund) Proposed Restrictions
Commodities:	The Fund may not purchase or sell interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon).	The Fund may not purchase or sell commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Concentration:	The Fund may not concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund’s investment objectives, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction. The Fund treats industries such as telecommunications, electric utilities and gas utilities as separate industries for purposes of this restriction.	The Fund may not invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.
Other:	Under normal circumstances at least 80% of the Fund’s assets are invested in California municipal obligations.	The Fund may not, under normal circumstances, invest less than 80% of its assets (net assets plus any borrowings for investment purposes) in California Municipal Securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and California personal income taxes. The Fund considers any investments in Municipal Bonds that pay interest subject to the AMT as part of the 80% of the Fund’s assets to be invested in municipal securities.	Under normal circumstances at least 80% of the Fund’s assets are invested in California municipal obligations.

	No restriction.	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	No restriction.

The actual investment practices of the Acquired Fund are not expected to change as a result of the revised policies. However, these practices could change in the future (for example, the Acquired Fund may be able to take advantage of a change in law or an interpretation thereof under the proposed investment restrictions that it could not take advantage of under the current investment restrictions).

Comparison between the Acquired Fund’s Current and Proposed Fundamental Investment Restrictions

A primary difference between the Acquired Fund’s current and proposed investment restrictions relates to the Acquired Fund’s restriction on borrowings. The Fund’s current restriction on borrowing permits the Fund to borrow only for extraordinary or emergency purposes and only from banks. In addition, the Fund may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund. The proposed restriction would allow the Fund to borrow under other circumstances as permissible under the 1940 Act or pursuant to specific SEC guidance. The Fund would also not be restricted from purchasing securities at any time at which borrowings exceed 5% of the total assets of the Fund.

Comparison between the Acquired Fund’s and Acquiring Fund’s Current Fundamental Investment Restrictions

The following are the primary differences between the two Funds with respect to their fundamental investment restrictions, assuming shareholders of the Funds do not approve the proposed changes to the fundamental investment restrictions:

•	The Acquired Fund’s current fundamental restriction regarding borrowing prohibits the Acquired Fund from purchasing any securities at any time at which borrowings exceed 5% of the total assets of the Fund. The Acquiring Fund does not have a similar restriction.

•	The Acquiring Fund’s investment objective, unlike the Acquired Fund’s, is “fundamental,” which means it can be changed only with shareholder approval.

•	The Acquired Fund’s current fundamental restriction on lending limits the Fund’s lending of portfolio securities to 30% of its assets. The Acquiring Fund’s investment restriction permits the Fund to lend its portfolio securities up to the fullest extent permitted by the 1940 Act, currently up to 33 1/3%.

•	The Acquired Fund’s fundamental restriction regarding its 80% investment policy requires the Fund to invest at least 80% of its assets in California municipal securities that pay interest exempt from AMT, while the Acquiring Fund may invest without limit in municipal securities that pay interest subject to the AMT.

INFORMATION ABOUT THE PROPOSED REORGANIZATIONS

The Reorganization Agreements

The following summary of each Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached as Appendix A to this Proxy Statement/Prospectus. Each Reorganization Agreement provides for (1) the transfer of all of the assets and the assumption of all of the liabilities of the applicable Acquired Fund in exchange for shares of the corresponding Acquiring Fund, having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund, (2) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund, and (3) the termination of the Acquired Fund. Subject to the satisfaction of the conditions described below, the Reorganizations are scheduled to occur as of the close of business on [            ],         , or on such later date as the parties may agree (“Closing Date”). The net asset value of each Acquired Fund shall be computed using the valuation procedures established by the Acquired Fund’s Board. The net asset value per share of each class of the Acquiring Fund shall be determined using the valuation procedures established by the Acquiring Fund’s Board. The number of shares of each class of the Acquiring Fund to be issued in exchange for the Acquired Fund’s assets shall be determined with respect to each such class by dividing the net asset value of each class of the Acquired Fund by the net asset value per share of the corresponding class of the Acquiring Fund. The Acquired Funds’ Board will adopt the valuation procedures of the corresponding Acquiring Fund’s Board before the Reorganizations.

The number of full and fractional shares of the corresponding Acquiring Fund to be received by each Acquired Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Acquired Fund held by such shareholder as of the close of regularly scheduled trading on The New York Stock Exchange, Inc. (“NYSE”) on the Closing Date or such later time as the Acquired Fund’s net asset value is calculated. As promptly as practicable after the Closing Date, each Acquired Fund will terminate and distribute pro rata to its shareholders of record, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of the corresponding Acquiring Fund received by the Acquired Fund in the Reorganization. The termination and distribution with respect to each class of each Acquired Fund’s shares will be accomplished by the transfer of the corresponding Acquiring Fund shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders.

The aggregate net asset value of Class A, Class B, Class C and Class Y shares of the Acquiring Fund, as applicable, to be credited to Class A, Class B, Class C and Class O Acquired Fund shareholders, respectively, will, with respect to each class, be equal to the aggregate net asset value of the shares of the Acquired Funds of the corresponding class owned by Acquired Fund shareholders on the Closing Date, with the following exception:

•	On the Closing Date of the Reorganization of Salomon Brothers Mid Cap Fund into Salomon Brothers Capital Fund Inc, Class O shareholders of the former will receive Class O shares of the latter; and following this Reorganization, Class O shares of Salomon Brothers Capital Fund Inc will be redesignated as Class Y shares.

All issued and outstanding shares of the Acquired Funds will simultaneously be canceled and voided on the books of the Acquired Funds after the Closing Date. The Acquiring Funds will not issue certificates representing the Class A, Class B, Class C, Class Y and Class O shares issued in connection with such Reorganization.

After such distribution, each Acquired Fund will take all necessary steps under Massachusetts law, its respective charter and any other applicable law to effect its termination.

The Board of the Acquired Funds and the Board of each Acquiring Fund has determined with respect to its Fund that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each Fund. In making these determinations, the Board of each Fund took into account that management has agreed to pay all the printing, proxy solicitation, mailing and postage costs of each Reorganization, 75% of the costs attributable to the other proxy materials being sent to shareholders of all the Legacy CAM Funds and 50% of the additional out-of-pocket costs, such as legal fees, expenses relating to the preparation and filing of various regulatory documents, expenses of preparing and distributing prospectus and SAI supplements, and auditor fees. The transaction costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be borne by the Funds, as is consistent with industry practice.

Each Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date, if circumstances should develop that, in the opinion of either Fund’s Board, make proceeding with that Reorganization inadvisable. Each Reorganization Agreement provides that the Acquired Fund and the corresponding Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (a) a Reorganization Agreement be approved by shareholders of the Acquired Fund; and (b) the Funds receive the legal opinion of Dechert LLP that the transaction contemplated by a Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes.

Approval of each Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund as defined in the 1940 Act, with all classes voting together as a single class. See “Voting Information” below.

Description of the Acquiring Funds’ Shares

Acquired Fund shareholders of record as of the Closing Date will receive full and fractional shares of the corresponding Acquiring Fund in accordance with the procedures provided for in the applicable Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights, except for Class B shares, as more fully described in “Purchases, Redemptions and Exchanges of Fund Shares; Other

Shareholder Information” attached as Appendix B to this Proxy Statement/Prospectus. The Acquiring Funds will not issue share certificates.

Reasons for the Reorganizations and Board Considerations

The Reorganizations are among a series of initiatives that the Board of the Acquired Funds approved following the December 2005 acquisition by Legg Mason, Inc. (“Legg Mason”) of Citigroup Asset Management (“CAM”), which included the Funds’ investment managers. The Reorganizations are part of a broad set of initiatives, including a comprehensive review of Legg Mason’s various products, undertaken by Legg Mason with the goal of integrating and streamlining the Legg Mason Partners Funds, the Salomon Brothers Fund and CitiFunds (the “Legacy CAM Funds”).

At meetings held in June and July 2006, the Board of each Acquired Fund approved a series of initiatives proposed by Legg Mason to: (1) integrate the operations of the Legacy CAM Funds; (2) streamline the operations and product offerings of the Legacy CAM Funds; (3) take advantage of potential economies of scale; and (4) leverage Legg Mason’s broad investment management capabilities and expertise by, for a limited number of Legacy CAM Funds, appointing new portfolio managers from different Legg Mason advisory subsidiaries whose core competency, in the opinion of Legg Mason, is better suited to manage those Legacy CAM Funds. The integration of the Legacy CAM Funds proposed by Legg Mason will include, among other things: (1) eliminating overlapping or duplicative funds; (2) reducing the number of registrants and changing the form of organization of all the Funds such that all Funds within the same complex are organized within a single jurisdiction and have a single form of declaration of trust; (3) electing Boards so that each Board oversees funds generally of a single asset class; (4) proposing a standardized set of fundamental investment policies for the Funds; (5) changing investment strategies of certain Acquiring Funds; (6) rationalizing share classes; and (7) shifting to a new manager/sub-adviser structure.

These initiatives, certain of which will require additional shareholder approvals, are being implemented over a period of time. If approved by shareholders, the proposed Reorganizations and “shell” reorganizations, as discussed below, are expected to close in [            ]. Other proposed changes to share classes and investment strategies are expected to be effective in the [third and fourth quarter of 2006].

The proposed Reorganizations were presented to the Boards for consideration, with supporting information prepared by Legg Mason and Lipper Analytical Services, Inc. (“Lipper”), an independent provider of investment company data, at Board meetings held in June and July 2006, and were approved at those meetings. Each Acquired Fund Board, including all of its Independent Board Members, following extensive discussion of the advantages and any disadvantages to the Acquired Fund participating in the proposed Reorganizations, determined, with respect to the Acquired Funds overseen by that Board, that: (1) each of the proposed Reorganizations would be in the best interests of the Acquired Fund; and (2) each of the proposed Reorganizations would not result in the dilution of the interests of such Fund or its shareholders.

In approving the Reorganizations, the Boards, based upon the information provided by Legg Mason and Lipper, considered a number of factors, including the following:

•	the benefits to the Funds that are expected to be derived from the integration of the Funds, as described below;

•	the objective of management to eliminate comparable or duplicative product offerings among the Legacy CAM Funds as part of the overall integration initiatives to reduce the potential for investor confusion;

•	the compatibility of the investment objectives, strategies, policies, and risks of the Acquired Funds in the Reorganizations with those of the Acquiring Funds;

•	the portfolio managers of the Acquiring Funds and the Acquired Funds;

•	greater marketing and distribution focus on a smaller number of funds, which may promote asset growth over time;

•	the relative size of the Acquiring and Acquired Funds;

•	the expense ratios of the Funds and information as to specific fees and expenses of each Acquiring Fund and each Acquired Fund;

•	the absence of a dilution effort on the interests of current shareholders;

•	the Federal tax consequences of each Reorganization to the Acquired Funds and its shareholders, including that each Reorganization has been structured to qualify as a Federal tax-free transaction;

•	the benefits that may be derived by Legg Mason and its affiliates as a result of the Reorganizations as well as from various relationships with the Acquired Funds or Acquiring Funds;

•	the allocation of expenses associated with the Reorganization among the Fund and Legg Mason, particularly that management has agreed to pay all the printing, proxy solicitation, mailing and postage costs of each Reorganization, 75% of the costs attributable to the other proxy materials being sent to shareholders of all the Legacy CAM Funds and 50% of the additional out-of-pocket costs, such as legal fees, expenses relating to the preparation and filing of various regulatory documents, expenses of preparing and distributing prospectus and SAI supplements, and auditor fees; and

•	the potential for greater economies of scale and lower expenses, resulting from greater asset growth over time.

If the Reorganization is approved by shareholders and is consummated, Legg Mason is expected to achieve higher profitability due to decreased costs and increased revenue including from a potential increase in assets under management. First, although the management fee rate for the combined Fund in each Reorganization will decrease from the contractual rate applicable to each Acquired Fund, Legg Mason will no longer have to waive fees under the expense cap of the Salomon Brothers Mid Cap Fund. Second, Legg Mason is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines. Third, to the extent that the reorganizations help to streamline the fund family, encourage a more focused marketing and distribution effort, reduce investor confusion, produce better performance, and generally make the funds more attractive investment vehicles to the investing public, Legg Mason will benefit from the increased revenues of rising asset levels.

More specifically, with respect to the Reorganizations proposed in this Proxy Statement/Prospectus, the Board of the Acquired Funds listed below made the following determinations with respect to the applicable Reorganization:

Salomon Brothers Mid Cap Fund. The Board noted that Salomon Brothers Mid Cap Fund currently has a small asset base, and therefore, is not believed to be economically viable over the long term. The Funds are managed by the same portfolio managers, and the Acquiring Fund has a multi-cap investment strategy and an attractive historical track record. In addition, the Board noted that the Acquiring Fund has lower management fees due to breakpoints which the Acquired Fund does not have and lower total operating expenses for all classes. The Acquiring Fund outperformed the Acquired Fund on a 3-year annualized basis through March 31, 2006. The Board also noted that the Acquired Fund’s net unrealized gain as a percentage of net assets will decrease from approximately 31% to 10% as a result of the reorganization.

Salomon Brothers California Tax Free Bond Fund. The Board noted that the Reorganization is being proposed to combine funds with similar investment objectives and strategies. The Acquiring Fund has outperformed the Acquired Fund for the one-, three- and five-year periods on an annualized basis through March 31, 2006. In addition, the contractual management fees and expenses of all classes will decrease.

The Board noted that the Acquired Fund invests at least 80% of its assets in California municipal securities that pay interest exempt from the Federal alternative minimum tax (the “AMT), while the Acquiring Fund may invest without limit in California municipal securities that pay interest subject to the AMT. The Board was informed that for the calendar year 2005, the percentage of dividends paid by the Acquiring Fund that were subject to the AMT was lower than the Acquired Fund’s (6.81% to 14.49%), while acknowledging that the percentage of the Acquiring Fund’s dividends subject to the AMT could change at any time. The Boards considered that it is advantageous to have exposure to AMT paper when the spread between the yield on AMT paper and non-AMT paper compensates for the tax consequence of having such exposure. The Board further noted that it is not advantageous to have exposure to AMT paper when the spread between the yield on AMT paper and non-AMT paper is insufficient to compensate for the tax consequences of having such exposure. Each shareholder’s tax consequences are different, so the exposure to AMT paper may not be advantageous or disadvantageous to all shareholders of the Fund at the same time.

The Board considered that approximately 88% of the Acquired Fund’s tax capital loss carryforwards will expire unutilized due to the tax limitations imposed by the Reorganization.

Finally, in making its determination, each Board evaluated the Reorganization proposal in light of the overall integration of the Legacy CAM Funds as well as the specific Fund’s Reorganization.

Federal Income Tax Consequences

Each of the Reorganizations is conditioned upon the receipt by each of the Funds of a legal opinion from Dechert LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) The acquisition by each of the Acquiring Funds of all of the assets of each of the Acquired Funds solely in exchange for shares of each of the respective Acquiring Funds and the assumption by each of the Acquiring Funds of all of the liabilities of each of the respective Acquired Funds, followed by the distribution by each of the Acquired Funds to its shareholders of shares of each of the respective Acquiring Funds and termination of each of the Acquired Funds, all pursuant to each of the Plans, each constitutes a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

(ii) Each of the Acquired Funds will not recognize gain or loss upon the transfer of its assets to each of the Acquiring Funds in exchange for shares of each of the Acquiring Funds and the assumption of all of the liabilities of each of the Acquired Funds by each of the Acquiring Funds; and each of the Acquired Funds will not recognize gain or loss upon the distribution to its shareholders of shares of each of the Acquiring Funds and termination of each of the Acquired Funds;

(iii) Shareholders will not recognize gain or loss on the receipt of shares of each of the Acquiring Funds solely in exchange for shares of each of the Acquired Funds pursuant to each of the Reorganizations;

(iv) The aggregate basis of the shares of each of the Acquiring Funds received by each Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of each of the Acquired Funds exchanged therefor;

(v) The holding period of the shares of each of the Acquiring Funds received by each Shareholder pursuant to each of the Reorganizations will include the holding period of the shares of each of the Acquired Funds exchanged therefor, provided that the Shareholder held the shares of each of the Acquired Funds as a capital asset at the time of the Reorganization;

(vi) Each of the Acquiring Funds will not recognize gain or loss upon the receipt of the assets of each of the Acquired Funds in exchange for shares of each of the Acquiring Funds and the assumption by each of the Acquiring Funds of all of the liabilities of each of the Acquired Funds;

(vii) The basis of the assets of each of the Acquired Funds transferred to each of the Acquiring Funds in each of the Reorganizations will be the same in the hands of each of the Acquiring Funds as the basis of such assets in the hands of each of the Acquired Funds immediately prior to the transfer; and

(viii) The holding periods of the assets of each of the Acquired Funds transferred to each of the Acquiring Funds in the Reorganization in the hands of each of the Acquiring Funds will include the periods during which such assets were held by each of the Acquired Funds (except to the extent that the investment activities of each of the Acquiring Funds acts to reduce or eliminate such holding period).

While neither the Acquired Funds nor the Acquiring Funds are aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax adviser with respect to such matters.

On the business day prior to the Reorganization, each of the Acquired Funds, to the extent necessary, will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). Such dividends will be included in the taxable income of each of the respective Acquired Fund’s shareholders.

Information Regarding Tax Capital Loss Carryforwards

Salomon Brothers Mid Cap Fund (Acquired Fund) and Salomon Brothers Capital Fund Inc (Acquiring Fund)

Neither Fund had any capital loss carryovers as of its prior fiscal year end.

Salomon Brothers California Tax-Free Bond Fund (Acquired Fund) and Legg Mason Partners California Municipals Fund, Inc. (Acquiring Fund)

As of the dates indicated below, the Funds had the following unused capital loss carryforwards:

Salomon California Tax Free Bond Fund (As of December 31, 2005)			Legg Mason Partners California Municipals Fund, Inc. (As of February 28, 2006)

Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization	Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
12/31/1999	$(2,053,541)	12/31/2007	2/28/1999	$(980,365)	2/28/2007
12/31/2000	(711,496)	12/31/2008	2/28/2000	(11,079,443)	2/28/2008

Total	$(2,765,037)		2/28/2001	(4,885,141)	2/28/2009

			2/28/2003	(4,982,245)	2/28/2011
			2/28/2005	(26,139,468)	2/28/2013
			2/28/2006	(1,417,903)	2/28/2014

			Total	$(49,484,565)

Salomon Brothers California Tax-Free Bond Fund (Acquired Fund)

The Reorganization would impact the use of these loss carryforwards in the following manner: (1) the expiration date of the loss carryforwards would move up by approximately one year and realign themselves with the fiscal year end of Legg Mason Partners California Municipals Fund, Inc.; for example, the losses due to expire on December 31, 2008 would expire on February 28, 2008; (2) the loss carryforwards will benefit the shareholders of the combined fund, rather than only the shareholders of Salomon Brothers California Tax Free Bond Fund; (3) the loss carryforwards may not be available to offset any capital gains recognized after the Reorganization that are attributable to unrealized appreciation in Legg Mason Partners California Municipals Fund, Inc.’s portfolio at the time of the Reorganization; and (4) the amount of losses that can be utilized in any taxable year is equal to the long-term tax-exempt rate at the time of the Reorganization, multiplied by the aggregate net asset value of Salomon Brothers California Tax-Free Bond Fund at the time of the Reorganization (approximately $400,000 per year based on data as of June 2006).

The combination of these limitations on the use of loss carryforwards may result in some portion (approximately $2,400,000 based on data as of June 2006) of Salomon Brothers California Tax-Free Bond Fund’s loss carryforwards expiring unused. It should be noted that there would be no assurances that Salomon Brothers California Tax-Free Bond Fund would be able to use such losses in the absence of reorganization.

Legg Mason Partners California Municipals Fund, Inc. (Acquiring Fund)

The Reorganization would impact the use of these loss carryforwards by benefiting the shareholders of the combined fund, rather than only the shareholders of Legg Mason Partners California Municipals Fund, Inc.

Information Applicable to Both Funds with Capital Loss Carryovers

Because each of the Reorganizations is not expected to close until approximately             , the capital loss carryforwards and limitations described above may change significantly between now and the completion of the Reorganizations. Further, the ability of each of the Acquired and Acquiring Funds to use these losses (even in the absence of a Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of each of the Acquired or Acquiring Funds, or both, expiring unused.

Effect of Proposed “Shell” Reorganizations of the Funds

In a separate proxy statement, shareholders of each Fund are being asked to approve a number of governance-related matters, including the consolidation of the Boards, so that each of the Funds would be overseen by one of two boards, with one board focusing generally on equity funds and the other board focusing generally on fixed income funds. In conjunction with this board consolidation, shareholders of certain Funds are also being asked to approve an agreement and plan of reorganization, in connection with a two-step restructuring initiative, that is intended to reduce the number of separate legal entities in the Legacy CAM fund complex that are registered with the SEC and to adopt the Maryland business trust form of organization for all the Funds.

If shareholders of an Acquired Fund approve the Reorganization Agreement for that Fund, it is intended that the Reorganization be effective before these restructurings. In such event, the Acquired Fund would not go through the two-step restructuring mentioned above.

As noted in Appendix K, each Acquiring Fund is organized as a Maryland corporation. Assuming all required shareholder approvals with regard to the restructurings are obtained and the shareholders of an Acquired Fund approve the Reorganization Agreement, then the corresponding Acquiring Fund would become a series of a Maryland business trust and the Acquired Fund’s shareholders would become shareholders of that series of a Maryland business trust following the closing of the Reorganization and restructurings. On the other hand, if shareholders of an Acquired Fund approve the Reorganization Agreement but all required shareholder approvals with regard to the restructurings applicable to the corresponding Acquiring Fund are not obtained, then the Acquiring Fund will remain a Maryland corporation, if the first step is not approved, or will become a series of a Massachusetts business trust, as the case may be, if the second step is not approved, and the shareholders of the Acquired Fund would become shareholders of that entity as a result of the Reorganization and restructurings.

A discussion of Maryland corporations, Massachusetts business trusts and Maryland business trusts is attached to this Proxy Statement/Prospectus as Appendix G.

TERMINATION OF THE ACQUIRED FUNDS

If the Reorganizations are effected, each of the Acquired Funds will be subsequently liquidated and terminated, and each of the Acquired Fund’s issued and outstanding shares will be cancelled.

PORTFOLIO SECURITIES

If each of the Reorganizations is effected, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) will analyze and evaluate the portfolio securities of each of the Acquired Funds being transferred to each of the Acquiring Funds. Consistent with each of the Acquiring Fund’s investment objectives and policies, any restrictions imposed by the Code and in the best interests of each of the Acquiring Fund’s shareholders (including former shareholders of each of the Acquired Funds), LMPFA will determine the extent and duration to which the portfolio securities of each of the Acquired Funds will be maintained by each of the Acquiring Funds. It is possible that there may be some dispositions of the portfolio securities of each of the Acquired Funds in connection with the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities of each of the Acquired Funds may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and each Acquiring Fund’s ability to use any available loss carryforwards.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUNDS

Investment Manager and Sub-Advisers

LMPFA has served as each Acquiring Fund’s investment manager, since August 1, 2006. LMPFA, a subsidiary of Legg Mason located at 100 Light Street, Baltimore, Maryland, 21202, is a newly-organized investment adviser that will provide administrative, legal and compliance oversight services to the Acquiring Funds. Other than cash management services it will provide for certain equity funds, LMPFA will not provide day-to-day portfolio management services to the Acquiring Funds. Rather, portfolio management will be provided by the following sub-advisers that are also affiliates of Legg Mason, as further described in the chart below:

•	Western Asset Management Company (“Western Asset”), a subsidiary of Legg Mason, located at 385 East Colorado Boulevard, Pasadena, California 91101.

•	CAM North America, LLC (“CAM NA”), a subsidiary of Legg Mason, located at 399 Park Avenue, New York, New York 10022. CAM NA is a newly-organized investment manager that has assumed certain equity management functions of CAM.

Management and sub-advisory fees will be paid to LMPFA and the applicable sub-adviser at the following rates as a percentage of each Acquiring Fund’s average daily net assets:

Fund	Investment Manager	Management Fee Rate	Sub-Adviser	Rate Received by Sub-Adviser
Legg Mason Partners California Municipals Fund, Inc.	LMPFA	First $500 million 0.50% Over $500 million 0.48%	Western Asset	70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

Salomon Brothers Capital Fund Inc	LMPFA	First $100 million 1.00% Next $100 million 0.75% Next $200 million 0.625% Over $400 million 0.50%	CAM NA	70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

During the fiscal years indicated below, management fees were paid to the prior investment manager at the following effective rates as a percentage of each Acquiring Fund’s average daily net assets:

Fund (Fiscal Year End)	Investment Manager	Rate of Fee
Salomon Brothers Capital Fund Inc (12/31/05)	Salomon Brothers Asset Management Inc	0.56%

Legg Mason Partners California Municipals Fund, Inc. (2/28/06)	Smith Barney Fund Management LLC	0.49%

Additional information about the factors considered by the Board of each Acquiring Fund in approving the Investment Management Agreement and sub-advisory agreement, as applicable to that Fund is contained in the shareholder reports for the applicable Fund as shown in the chart below. A discussion of the factors considered by the Boards in approving the new Investment Management Agreement and sub-advisory agreement applicable to a Fund will be disclosed in future reports to shareholders following Board approval.

Fund	Shareholder Report
Salomon Brothers Capital Income Fund	December 31, 2005
Legg Mason Partners California Municipals Fund, Inc.	February 28, 2006

Certain Legal Proceedings

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management, LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SaBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Defendant Funds, CAM believes the Defendant Funds have significant defenses to such allegations, which the Defendant Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds, and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including certain Acquiring Funds and Acquired Funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup Inc. (“Citigroup”) business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, Legg Mason does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason. In addition, on December 1, 2005, all Legacy CAM Funds equity portfolio managers became investment officers of CAM NA.

Certain of the Funds are not Affected Funds, and therefore did not implement the transfer agent arrangement described above. Those Funds have not received and will not receive any portion of the distributions.

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn,

Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The independent trustees of the Trust are also members of the Board that oversees the Acquired Funds and have been nominated to the Board that oversees certain Legacy CAM Funds, including Legg Mason Partners California Municipals Fund, Inc. (The Trust is also named in the complaint as a nominal defendant.)

The complaint alleges both derivative claims on behalf of the Trust and class claims on behalf of a putative class of shareholders of the Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the trustees violated the proxy solicitation requirements of the Investment Company Act of 1940, and breached their fiduciary duty to shareholders, by virtue of the voting procedures used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the Investment Company Act of 1940. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Trust, and the independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. An answer to the complaint is due in September, 2006.

Portfolio Managers of the Acquiring Funds

Information about the portfolio managers of each Acquiring Fund is listed below. The Fund SAI for each Acquiring Fund provides information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities in the Acquiring Fund. Similar information with respect to portfolio manager compensation is also included in Appendix J.

Salomon Brothers Capital Fund Inc

Brian S. Posner

Brian S. Posner, Chief Executive Officer of ClearBridge Advisors and an investment officer of CAM NA, has shared the responsibility for the day-to-day management of the Fund’s portfolio since July 2006. He joined Legg Mason and CAM NA in 2005. Previously, he was a Co-Founder and Managing Partner of Hygrove Partners LLC, a New York-based asset management company, which was founded in 2000.

Brian Angerame

Brian Angerame, a Director and investment officer of CAM NA, has shared the responsibility for the day-to-day management of the Fund with Mr. Posner since July 2006. He joined CAM NA in 2000.

Legg Mason Partners California Municipals Fund, Inc.

Joseph P. Deane

Joseph P. Deane, a Vice President and investment officer of the Fund and investment officer of Western Asset, has been responsible for the day-to-day management of the Fund’s portfolio since November 1988.

David T. Fare

David T. Fare, a Vice President and investment officer of the Fund and investment officer of Western Asset, has shared the responsibility for the day-to-day management of the Fund with Mr. Deane since 2004.

For a detailed description of each Fund’s portfolio managers’ compensation and Fund holdings please see Appendix J.

Performance of the Funds

Historical performance of each Fund is detailed in Appendix F of the Proxy Statement/Prospectus.

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

Legg Mason and certain of the Acquiring Funds’ service providers, which include Legg Mason affiliated service providers, have a financial interest in the Reorganizations because their respective fees under agreements with the Acquiring Funds generally increase as the amount of the assets of the Acquiring Funds increase, and the amount of those assets will increase as a result of the Reorganization (although this increase in assets is expected to be offset by the concomitant loss of the Acquired Fund’s assets).

Information about the Funds is included in the Prospectuses and SAIs, annual reports and semi-annual reports filed with the SEC and dated as listed in Appendix L. Copies of these documents, the Reorganization SAI and any subsequently released shareholder reports are available upon request and without charge by calling the Acquired Funds at 1-800-446-1013, by writing to the Funds at 125 Broad Street, New York, New York 10022, or by visiting Legg Mason’s website at www.leggmason.com/InvestorServices.

Both the Acquired and the Acquiring Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Financial Highlights

The fiscal year end of each Acquired Fund is set forth below.

Acquired Fund	Fiscal Year End
Salomon Brothers Mid Cap Fund	December 31

Salomon Brothers California Tax Free Bond Fund	December 31

The fiscal year end of each Acquiring Fund is set forth below.

Acquiring Fund	Fiscal Year End
Salomon Brothers Capital Fund Inc	December 31

Legg Mason Partners California Municipals Fund, Inc.	February 28

The financial highlights of each Acquiring Fund that are contained in Appendix D have been derived from financial statements audited by KPMG LLP, each Fund’s independent registered public accounting firm. For Salomon Brothers Capital Fund Inc, the financial statements containing the information for each of the periods ended on or prior to December 31, 2004 in the financial highlights were audited by another independent registered public accounting firm.

Discussions regarding “Management’s Discussion of Fund Performance for Each Acquiring Fund” are contained in Appendix E and the historical performance of each Acquiring Fund and Acquired Fund are contained in Appendix F.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), located at 100 Light Street, Baltimore, Maryland 21202, and CGMI, located at 388 Greenwich Street, New York, New York 10013, serve as co-distributors for shares of Salomon Brothers Capital Fund Inc. LMIS, CGMI and PFS Distributors, Inc., located at 3100 Breckenridge Boulevard, Bldg. 200, Duluth, Georgia 30199, serve as co-distributors for Legg Mason Partners California Municipals Fund, Inc. LMIS is a wholly owned subsidiary of Legg Mason.

A distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. Legg Mason or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Funds’ distributors, affiliates of Legg Mason, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Funds. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

FORM OF ORGANIZATION

As discussed above under “Information About the Proposed Reorganizations—Effect of Proposed Shell Reorganizations of the Funds,” it is proposed that the Funds be reorganized as Massachusetts business trusts aligned by asset class in order to reduce the number of registrants and that the surviving Massachusetts business trusts be reorganized as Maryland business trusts. A comparison of Maryland corporations, Massachusetts business trusts and Maryland business trusts is attached to this Proxy Statement/Prospectus as Appendix G. In addition, each Fund’s current form of organization is set out in Appendix K.

It is being proposed, in separate proxy statements, that shareholders of each Fund approve the consolidation of the Funds’ current Boards into one of two boards, one for equity funds and one for fixed income funds. If the consolidated Boards are elected by Fund shareholders and the transactions described in the preceding paragraph are consummated, the following chart lists the Board and applicable Fund.

Board	Fund
Equity Board	Salomon Brothers Capital Fund Inc

Fixed Income Board	Legg Mason Partners California Municipals Fund, Inc.

A comparison of the current composition of the Funds’ Boards and their proposed composition is attached to this Proxy Statement/Prospectus as Appendix I.

CAPITALIZATION

The following table sets forth the unaudited capitalization of each Acquired Fund and Acquiring Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Funds will be received by shareholders of the Acquired Funds on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

Salomon Brothers Mid Cap Fund (Acquired Fund) and Salomon Brothers Capital Fund Inc (Acquiring Fund)

The following table set out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

Salomon Brothers Mid Cap Fund and Salomon Brothers Capital Fund Inc

As of December 31, 2005 (Unaudited)

	Salomon Brothers Mid Cap Fund	Salomon Brothers Capital Fund Inc	Pro Forma Adjustments	Pro Forma Combined Salomon Brothers Capital Fund Inc
Class A:
Net Assets	$3,149,095	$353,098,371	—	$356,247,466
Shares Outstanding	159,309	11,967,988	(52,573)	12,074,724
Net Asset Value Per Share	$19.77	$29.50		$29.50

Class B:
Net Assets	$340,639	$397,241,728	—	$397,582,367
Shares Outstanding	17,741	14,329,809	(5,453)	14,342,097
Net Asset Value Per Share	$19.20	$27.72		$27.72

Class C:
Net Assets	$353,905	$504,641,738	—	$504,995,643
Shares Outstanding	18,360	18,153,793	(5,629)	18,166,524
Net Asset Value Per Share	$19.28	$27.80		$27.80

Class O:(a)
Net Assets	$19,200,023	$406,386,725	$1,038,162	$426,624,910
Shares Outstanding	958,989	13,435,720	(289,885)	14,104,824
Net Asset Value Per Share	$20.02	$30.25		$30.25

Class Y:(a)
Net Assets	—	$1,038,162	$(1,038,162)	—
Shares Outstanding	—	32,126	(32,126)	—
Net Asset Value Per Share	—	$32.31		—

(a)	Salomon Brothers Capital Fund Inc Class Y shares will be exchanged for Salomon Brothers Capital Fund Inc Class O shares. Following the Reorganization, Salomon Brothers Capital Fund Inc Class O shares will be redesignated as Class Y shares.

Salomon Brothers California Tax Free Bond Fund (Acquired Fund) and Legg Mason Partners California Municipals Fund, Inc. (Acquiring Fund)

The following table set out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table For

Salomon Brothers California Tax Free Bond Fund and Legg Mason Partners California Municipals Fund, Inc.

As of February 28, 2006 (Unaudited)

	Salomon Brothers California Tax Free Bond Fund	Legg Mason Partners California Municipals Fund, Inc.	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners California Municipals Fund, Inc.
Class A:
Net Assets	$9,200,463	$669,249,757	—	$678,450,220
Shares Outstanding	888,307	41,004,537	(324,601)	41,568,243
Net Asset Value Per Share	$10.36	$16.32		$16.32

Class B:
Net Assets	$134,619	$71,565,552	—	$71,700,171
Shares Outstanding	12,984	4,391,339	(4,724)	4,399,599
Net Asset Value Per Share	$10.37	$16.30		$16.30

Class C:
Net Assets	$37,765	$55,282,635	—	$55,320,400
Shares Outstanding	3,645	3,395,860	(1,325)	3,398,180
Net Asset Value Per Share	$10.36	$16.28		$16.28

Class O:(a)
Net Assets	$2,179	—	$(2,179)	—
Shares Outstanding	210	—	(210)	—
Net Asset Value Per Share	$10.36	—		—

Class Y:(b)
Net Assets	—	—	$2,179	$2,179
Shares Outstanding	—	—	134	134
Net Asset Value Per Share	—	—		$16.32

(a)	Class O shares of Salomon Brothers California Tax Free Bond Fund will be exchanged for Legg Mason Partners California Municipals Fund, Inc. Class Y shares.
(b)	Initial net asset value per share of Legg Mason Partners California Municipals Fund, Inc. Class Y shares will be based upon the net asset value per share of Legg Mason Partners California Municipals Fund, Inc. Class A shares.

DIVIDENDS AND DISTRIBUTIONS

The chart below shows the current dividend and distribution policy of each Fund:

Acquired Fund	Acquiring Fund
Salomon Brothers Mid Cap Fund: Income and capital gains paid annually, if any	Salomon Brothers Capital Fund Inc: Income and capital gains paid annually, if any

Salomon Brothers California Tax Free Bond Fund: Income dividends paid monthly; capital gains paid annually, if any	Legg Mason Partners California Municipals Fund, Inc.: Income dividends paid monthly; capital gains paid annually, if any

The Acquiring Funds and the Acquired Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or a distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

For more information on the distribution policies of the Acquiring Funds, see “Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” at Appendix B to this Proxy Statement/Prospectus.

OTHER BUSINESS

The Boards of the Acquired Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their judgment.

SHAREHOLDER COMMUNICATIONS WITH THE BOARDS

Shareholders who want to communicate with the Boards or any individual Board member should write to their Fund at the attention of Robert I. Frenkel, Secretary, 125 Broad St., 10th Floor, New York, New York 10004. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the nominating and governance committee of the Board and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Boards of the Acquired Funds to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to shareholders of each Acquired Fund on or about [date], 2006 or as soon as practicable thereafter. Only shareholders of record as of the close of business on August 10, 2006 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed proxy card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the relevant Reorganization Agreement and “FOR” any other matters the proxies deem appropriate. Please see Appendix M to this Proxy Statement/Prospectus for instructions on how to sign your proxy card.

A shareholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the applicable Acquired Fund a subsequently dated proxy, (2) delivering to the applicable Acquired Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Acquired Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Shareholders will also be able to revoke by phone. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Even if you plan to attend the Meeting, we ask that you sign, date and return the enclosed proxy card or vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization Agreement before the Meeting. The NYSE may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to approval of the Reorganization Agreement. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

The cost of printing and mailing the enclosed Proxy Statement/Prospectus, accompanying Notice of Special Meeting and proxy card, along with postage and proxy solicitation costs will be borne by Legg Mason and will not be borne by the Funds. These costs will be borne by Legg Mason whether or not the Reorganizations are approved. Solicitation may be made by letter or telephone by officers or employees of Legg Mason, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owners of shares of the Acquired Fund to obtain authorization for the execution of proxies. Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of each Acquired Fund’s shares. In addition, Legg Mason, on behalf of each Acquired Fund, has retained Computershare Fund Services, Inc. (“Computershare”), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare will be paid approximately $650,000 for such solicitation services, to be borne by Legg Mason. Computershare may solicit proxies personally and by telephone.

Quorum

The chart below shows the quorum requirement for each Acquired Fund. A Fund’s shareholders cannot act on a proposal unless the quorum requirement for that Fund is met.

Acquired Fund	Quorum
Salomon Brothers Mid Cap Fund	Majority of shares entitled to vote

Salomon Brothers California Tax Free Bond Fund	Majority of shares entitled to vote

Vote Required

For each Acquired Fund, approval of a Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of such Acquired Fund, which under applicable law means the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Acquired Fund. Shareholders of the Acquired Funds are entitled to one vote for each share and fractional shares are entitled to proportional voting rights.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against adjournment and against a Reorganization. Therefore, shareholders are urged to carefully complete their proxy card and forward their voting instructions promptly.

Adjournments

If the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment due to insufficient votes will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and voted at the Meeting. If, in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned.

Future Shareholder Proposals

The Acquired Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of an Acquired Fund must be received at the offices of the Fund, 125 Broad Street, 10th Floor, New York, New York 10004, at a reasonable time before such Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of each Acquired Fund at the close of business on August 10, 2006 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. The chart below lists the number of shares of each class of each Acquired Fund that were outstanding and entitled to vote as of the close of business on the Record Date:

[insert chart]

To the knowledge of the Acquired Funds and the Acquiring Funds, as of August 10, 2006, except as set forth in Appendix H, no person owned beneficially or of record 5% or more of any class of an Acquired Fund’s or an Acquiring Fund’s outstanding shares.

[As of August 10, 2006, less than 1% of the outstanding shares of each Acquired Fund and each Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of each Acquired Fund and each Acquiring Fund.]

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Funds will be passed upon by Venable LLP for Salomon Brothers Capital Fund Inc and Willkie Farr & Gallagher LLP for Legg Mason Partners California Municipals Fund, Inc.

THE BOARD OF THE ACQUIRED FUNDS, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENTS. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE RELEVANT REORGANIZATION AGREEMENT.

By order of the Board of Trustees,

Robert I. Frenkel Secretary

INDEX OF APPENDICES

Appendix A:	Form of Agreement and Plan of Reorganization

Appendix B:	Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information

Appendix C:	Comparison of Investment Objectives, Principal Investment Strategies and Management

Appendix D:	Financial Highlights of Each Acquiring Fund

Appendix E:	Management’s Discussion of Fund Performance for Each Acquiring Fund

Appendix F:	Historical Performance of Each Fund

Appendix G:	Similarities and Differences in the Forms of Organization of the Acquired Funds and the Acquiring Funds

Appendix H:	5% Shareholders of the Acquired and Acquiring Funds

Appendix I:	Comparison of Board Composition

Appendix J:	Portfolio Manager Compensation and Fund Holdings

Appendix K:	Form of Organization

Appendix L:	Regulatory Filing Dates for Acquired and Acquiring Funds

Appendix M:	Instructions for Signing the Proxy Card

APPENDIX A

Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this          day of             , 2006, by and among [                        ], a [Massachusetts business trust/Maryland corporation] (the “Acquiring Entity”), with its principal place of business at [125 Broad Street, New York, New York 10004/100 Light Street, Baltimore, Maryland 21202], on behalf of its series [name of series] (the “Acquiring Fund”), [                        ], a [Massachusetts business trust/Maryland corporation] (the “Acquired Entity”), with its principal place of business at [125 Broad Street, New York, New York 10004/100 Light Street, Baltimore, Maryland 21202], [on behalf of its series [name of series]] (the “Acquired Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series or the sole series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) this Agreement shall constitute a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for classes of shares of [beneficial interest/common stock] of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of [beneficial interest/common stock] of the Acquired Fund (the “Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and [(3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund and termination of the Acquired Fund] [(3) the distribution of the Acquiring Fund Shares and any of the remaining properties and assets to the shareholders of the Acquired Fund and the termination of the Acquired Fund], as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

[Include if Acquired Entity will have no remaining series after the Reorganization:] WHEREAS, following the Reorganization, the Acquired Entity will deregister as an investment company in accordance with the rules of the Securities and Exchange Commission (the “Commission”);]

[Include if Acquired Entity is organized in Massachusetts and will have no remaining series after the Reorganization: WHEREAS, following the effective date of its deregistration, the Acquired Entity shall voluntarily dissolve in accordance with Massachusetts law;]

WHEREAS, the Acquired Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of [Trustees/Directors] of the Acquiring Entity (the “Acquiring Entity Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction;

WHEREAS, the Board of [Trustees/Directors] of the Acquired Entity (the “Acquired Entity Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to each class of the Acquired Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Fund’s net assets with respect to each class of the Acquired Fund (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). [Add as appropriate: For purposes of this Agreement, the Class [    ] shares of the Acquired Fund correspond to the Class [    ] shares of the Acquiring Fund, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund.]

1.2 The property and assets of the Acquired Entity, attributable to the Acquired Fund, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Entity, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Entity on behalf of the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid) and realized net capital gain as defined in the Code (after deduction for any available capital loss carryover), if any, for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such that the Acquired Fund will have no tax liability under Section 852 or Section 4982 for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall [take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Entity, on behalf of the Acquired Fund, shall] (a) distribute to the latter’s shareholders of record with respect to each class of Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Entity, on behalf of the Acquired Fund, pursuant to paragraph 1.1 [and (b) completely liquidate and dissolve in accordance with Massachusetts law] [and (b) thereafter, redeem or cancel, as the case may be, shares of the Acquired Fund in accordance with Maryland law and (c) terminate the Acquired Fund]. Such distribution [and liquidation] shall be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of each corresponding class owned by Acquired Fund Shareholders on the Closing Date. [All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund.] The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the [Securities and Exchange Commission (“Commission”)] [if already defined: Commission], any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of the Acquired Fund. [The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.]

[Include if the Acquired Entity is organized in Massachusetts and has no remaining series following the Reorganization: 1.8 As promptly as practicable following the Reorganization, the Acquired Entity will take all necessary action to effect its deregistration as an investment company in accordance with the rules and regulations of the Commission and shall subsequently voluntarily dissolve in accordance with the requirements of Massachusetts law.]

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Acquired Entity Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquired Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquired Entity adopted in good faith by the Acquired Entity Board. All computations of value and amounts pursuant to this paragraph 2.1 shall be subject to confirmation by the Acquiring Fund’s independent registered public accounting firm.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Acquiring Entity Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquiring Entity adopted in good faith by the Acquiring Entity Board. All computations of value pursuant to this paragraph 2.2 shall be subject to confirmation by the Acquired Fund’s independent registered public accounting firm.

2.3 The number of Acquiring Fund Shares of each class to be issued in exchange for the Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to each class of Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the corresponding class, determined using the same valuation procedures referred to in paragraph 2.2.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [                ], or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Acquired Fund’s net asset value and/or the net asset value per share of each class of shares of the Acquiring Fund is calculated in accordance with paragraph 2.2 and after the declaration of any dividends. The Closing shall be held at the offices of [                    ] or at such other time and/or place as the parties may agree.

3.2 The Acquired Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Acquiring Entity, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct [                ], in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Entity Board with respect to the Acquiring Fund and the Acquired Entity Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of the Acquired Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Entity, which is a [business trust/corporation] duly organized, validly existing and in good standing under the laws of the [Commonwealth of Massachusetts/State of Maryland], with power under its [Declaration of Trust/Articles of Incorporation], as amended and/or supplemented (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign [trust/corporation] in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Acquiring Entity) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result, in a material violation of [Massachusetts/Maryland] law or of the Acquired Entity Charter or the by-laws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Acquired Entity Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Entity, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund as at the last day of and for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, have been audited by [                        ], an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if the Acquired Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing: The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquired Fund as at the last day of and for the most recently completed fiscal half year of the Acquired Fund following the date of the audited annual statements referenced above [are/will be when sent to Acquired Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Acquiring Entity) [present/will present] fairly, in all material respects, the financial condition of the Acquired Fund, and all known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (after reduction for any allowable capital loss carryover) (as defined in the Code) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Acquired Fund will not have any tax liability under Section 852 or Section 4982.

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(n) The Acquired Fund will review its assets to ensure that at any time after its shareholders have approved this Agreement and prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Acquired Entity and the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Entity, which is a [business trust/corporation] duly organized, validly existing and in good standing under the laws of the [Commonwealth of Massachusetts/State of Maryland], with the power under its [Declaration of Trust/Articles of Incorporation], as amended and/or supplemented (the “Acquiring Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Entity is duly qualified to do business as a foreign [trust/corporation] in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring

Entity. The Acquiring Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Acquired Entity) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result, in a material violation of [Massachusetts/Maryland] law or of the Acquiring Entity Charter or the by-laws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquiring Fund’s business. The Acquiring Entity, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as at the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, have been audited by [                        ], an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if the Acquiring Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing: The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as at the last day of and for the most recently completed fiscal half year of the Acquiring Fund following the date of the audited annual statements referenced above [are/will be when sent to Acquiring Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Acquired Entity) [present/will present] fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (computed without regard to any deduction for dividends paid) (as defined in the Code) and (iii) any net capital gain (after reduction for any capital loss carryover) (as defined in the Code) for taxable years ending prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Entity, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquired Entity will call and hold a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Entity, on behalf of the Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of the Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Acquired Entity, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Entity, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Acquiring Entity shall not change the Acquiring Entity Charter, prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 Prior to the Valuation Date, the Acquired Entity Board shall adopt the valuation procedures of the Acquiring Entity with respect to the Acquired Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED ENTITY

The obligations of the Acquired Entity, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Entity’s election, to the following conditions:

6.1 All representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Entity on behalf of the Acquiring Fund, by the Acquiring Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY

The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Entity’s election, to the following conditions:

7.1 All representations and warranties of the Acquired Entity, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Entity shall have delivered to the Acquiring Entity, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of the Acquired Fund. The Acquired Entity, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of the Acquired Fund, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY AND ACQUIRED ENTITY

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of the Acquired Fund, or the Acquiring Entity, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Entity Charter, the by-laws of the Acquired Entity, and [Massachusetts/Maryland] law, [Include for Massachusetts Acquired Entity that has no remaining series after the Reorganization: which approval shall include approval of the dissolution of the Acquired Entity under Massachusetts law], and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to the Acquired Fund, or the Acquiring Entity, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties shall have received the opinion of Dechert LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Acquired Entity, on behalf of the Acquired Fund, the Acquiring Entity, on behalf of the Acquiring Fund, and their respective authorized officers, (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities; (iii) the basis in the hands of the Acquiring Fund in the Assets will be the same as the basis of the Acquired Fund in the Assets immediately prior to the transfer thereof; (iv) the holding periods of the Assets in the hands of the Acquiring Fund will include the periods during which the Assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation except for gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code and/or stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code; (vi) no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares; (vii) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; and (viii) an Acquired Fund shareholder’s holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets. The delivery of such opinion is conditioned upon the receipt by Dechert LLP of representations it shall request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.5.

8.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of [Acquired Fund Counsel], in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the Acquired Fund, and its authorized officers: (a) the Acquired Entity is a [business trust/corporation] existing under the laws of the [Commonwealth of Massachusetts/State of Maryland]; (b) the Acquired Entity, with respect to the Acquired Fund, has the [power as a business trust/corporate power] to carry on its business as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquired Entity, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the by-laws of the Acquired Entity or any contracts or other documents known to [Acquired Fund Counsel] which can affect the rights or obligations of the Acquired Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Entity, on behalf of the Acquired Fund, under the federal laws of the United States or the laws of the [Commonwealth of Massachusetts/State of Maryland] for the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquired Entity pursuant to paragraph 4.1 of this Agreement, the Acquired Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquired Fund. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Acquired Fund Counsel] appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transactions contemplated hereby as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably request. With respect to all matters of [Massachusetts/Maryland] law, such counsel shall be entitled to state that, with the approval of the Acquiring Entity, they have relied on the opinion of [            ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [            ].

8.7 The Acquired Entity, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of [Acquiring Fund Counsel], in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Entity is a [business trust/corporation] existing under the laws of the [Commonwealth of Massachusetts/State of Maryland]; (b) the Acquiring Entity, with respect to the Acquiring Fund, has the [power as a business trust/corporate power] to carry on its business as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as is known to such counsel, delivered by the Acquiring Entity, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the by-laws of the Acquiring Entity or any contracts or other documents known to [Acquiring Fund Counsel] which can affect the rights and obligations of the Acquiring Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Entity, on behalf of the Acquiring Fund, under the federal laws of the United States or the laws of the [Commonwealth of Massachusetts/State of Maryland] with respect to the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquiring Entity pursuant to paragraph 4.2 of this Agreement, the Acquiring Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquiring Fund. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Acquiring Fund Counsel] appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transactions contemplated hereby as the Acquired Entity, on behalf of the Acquired Fund, may reasonably request. With respect to all matters of [Massachusetts/Maryland] law, such counsel shall be entitled to state that, with the approval of the Acquired Entity, they have relied on the opinion of [            ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [            ].

8.8 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Entity Charter or in investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Acquiring Entity, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 [If this Agreement relates to the Reorganization of a Legg Mason Partners or Salomon Brothers Fund: Legg Mason Partners Fund Advisor, LLC will pay the printing, proxy solicitation, mailing and postage costs of the Reorganization. Additional costs, including expenses related to the preparation and filing of the Registration Statement, legal fees and auditor fees, shall be divided equally between Legg Mason Partners Fund Advisor, LLC, on the one hand, and the Acquiring Entity and the Acquired Entity, on the other hand. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.]

10.2 [If this Agreement relates to the Reorganization of a Legg Mason Fund: Legg Mason Partners Fund Advisor, LLC will pay all the costs of the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.]

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity and the Acquiring Entity; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Add the following provision if any party is a Mass. business trust:

[15.5 The [Acquired Entity Charter] [Acquiring Entity Charter] is [are] on file with the Secretary of State of the Commonwealth of Massachusetts. Consistent with the [Acquired Entity Charter] [Acquiring Entity Charter], the obligations of the [Acquired Entity] [Acquiring Entity] with respect to the [Acquired Fund] [Acquiring Fund] entered into in the name or on behalf the [Acquired Entity] [Acquiring Entity] by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the [Acquired Entity] [Acquiring Entity], personally, but bind only the assets of the [Acquired Entity] [Acquiring Entity] belonging to the [Acquired Fund] [Acquiring Fund], and all persons dealing with any series or funds of [Acquired Entity] [Acquiring Entity] must look solely to the assets of the [Acquired Entity] [Acquiring Entity] belonging to such series or fund for the enforcement of any claims against the [Acquired Entity] [Acquiring Entity].

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

[ACQUIRING ENTITY], on behalf of its series [ACQUIRING FUND]	[ACQUIRED ENTITY], on behalf of its series [ACQUIRED FUND]

By:		By:
	Name:		Name:
	Title:		Title:

Solely for purposes of paragraph 10.2 of this Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

SCHEDULE 4.1

SCHEDULE 4.2

APPENDIX B

Purchases, Redemptions and Exchanges of Fund Shares—

Other Shareholder Information

This section describes the classes of shares that the Acquiring Funds will make available after the Reorganizations are effected and how shareholders may buy and sell Fund shares. It also describes how the Funds value their securities and the Funds’ policies on frequent trading of Fund shares.

Choosing a class of shares to buy

Individual investors can choose among three classes of shares: Classes A, B and C. Institutional and retirement plan investors can choose among four1 classes of shares: Class C, Class I (formerly Class Y), Class R and Class FI. Class R and FI shares are not offered in this Proxy Statement/Prospectus. Class O shareholders of Salomon Brothers Mid Cap Fund will receive Class O shares of Salomon Brothers Capital Fund Inc in the Reorganization. Those Class O shares will be redesignated as Class Y shares after the Reorganization (and subsequently redesignated as Class I shares). Class O shareholders of Salomon Brothers California Tax Free Bond Fund will receive Class Y shares of Legg Mason Partners California Municipals Fund, Inc. in the Reorganization, which will be redesignated as Class I shares following the Reorganization. These former Class O shareholders will be permitted to purchase additional Class I shares of the Acquiring Funds, but Class I shares are otherwise not available to individuals who do not meet Class I’s eligibility standards. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Not all Funds offer all classes.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest;

•	How long you expect to own the shares;

•	The expenses paid by each class; and

•	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

Shareholder services available to retirement plans may vary in scope and quality, depending on the share class selected for investment. Investors should consult with their Service Agent (defined below) about comparative pricing, the scope and quality of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

You may buy shares from:

•	Certain broker/dealers, financial intermediaries, financial institutions or a distributor’s financial advisors. Each of these intermediaries will be referred to as a “Service Agent.”

•	The Fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

[1]	All current retirement plan investors along with certain existing programs for current and prospective investors sponsored by financial intermediaries investing in Class A shares will continue to be eligible to purchase Class A shares.

Investment minimums

Minimum initial investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Class A	Class B	Class C	Class I (formerly Class Y)
General	$500	$500	$500	$1 million
Individual Retirement Accounts (“IRAs”), Self Employed Retirement Plans, Uniform Gifts or Transfers to Minor Accounts, Coverdell Education Savings Accounts, Individual 403(B)(7) Custodial Accounts, Section 529 College Savings Accounts	$250	$250	$250	N/A
Simple IRAs and certain programs offered by third-party intermediaries that provide sub-accounting services, including Asset Allocation Programs, Wrap Account Programs, Fee-based Programs and Unified Managed Account Programs or individual accounts within such programs.	$1	$1	$1	N/A
Retirement Plans*	N/A	N/A	None	$1 million
Financial Intermediaries**	N/A	N/A	None	None
Systematic Investment Plans	$25	$25	$25	N/A

*	Retirement plans include 401(k) plans, 457 plans, defined benefit pension plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans or Section 529 college savings accounts.
**	Financial Intermediaries include retirement plan providers and sponsors of Section 529 College Savings programs, managed accounts, and other similar wrap accounts and asset allocation and investment programs.

The subsequent minimum investment requirements are as follows:

•	Classes A, B and C shares generally: $50

•	Simple IRAs and certain programs offered by third-party intermediaries that provide sub-accounting services, including Asset Allocation Programs, Wrap Account Programs, Fee-based Programs and Unified Managed Account Programs or individual accounts within such programs: $1

•	Systematic investment plans for any frequency (i.e., monthly, quarterly, etc.): $25

More information about the classes of shares offered by each Fund is available through the Legg Mason Partners’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	the front-end sales charges that apply to the purchase of Class A shares

•	the deferred sales charges that apply to the redemption of Class B and Class C shares and certain Class A shares (within one year)

•	who qualifies for lower sales charges on Class A shares

•	who qualifies for a sales charge waiver

Go to www.leggmason.com/InvestorServices and click on the name of the Fund.

Comparing the funds’ classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class I (formerly Class Y)
Key features	Initial sales charge You may qualify for reduction or waiver of initial sales charge Lower annual expenses than Class B or C	No initial sales charge Deferred sales charge declines over time Converts to Class A after 8 years* Higher annual expenses than Class A	No initial sales charge Deferred sales charge for only one year Does not convert to Class A** Higher annual expenses than Class A	No initial or deferred sales charge Lower annual expenses than the other share classes

Initial sales charge	Up to 5.75% for Salomon Brothers Capital Fund Inc and up to 4.25% for Legg Mason Partners California Municipals Fund, Inc.; reduced for large purchases and waived for certain investors. No initial sales charge for purchases of $1 million or more	None	None	None

Deferred sales charge	1.00% on purchases of $1 million or more if redeemed during the first year of purchase	Up to 5.00% is charged for Salomon Brothers Capital Fund Inc and up to 4.50% is charged for Legg Mason Partners California Municipals Fund, Inc. when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years.	1.00% if you redeem fund shares within the first year of purchase. No deferred sales charge is imposed on redemptions by employee benefit accounts having omnibus accounts with the Funds	None

Annual distribution and service fees	0.25% of average daily net assets for Salomon Brothers Capital Fund Inc and 0.15% of average daily net assets for Legg Mason Partners California Municipals Fund, Inc.	1.00% of average daily net assets for Salomon Brothers Capital Fund Inc and 0.65% of average daily net assets for Legg Mason Partners California Municipals Fund, Inc.	1.00% of average daily net assets for Salomon Brothers Capital Fund Inc and 0.70% of average daily net assets for Legg Mason Partners California Municipals Fund, Inc.	None

	Class A	Class B	Class C	Class I (formerly Class Y)
Exchange privilege***	Class A shares of Legg Mason Partners Funds	Class B shares of Legg Mason Partners Funds	Class C shares of Legg Mason Partners Funds	Class I shares of Legg Mason Partners Funds

*	Class B shareholders of Salomon Brothers Mid Cap Fund and Salomon Brothers California Tax Free Bond Fund will receive Class B shares of Salomon Brothers Capital Fund and Legg Mason Partners California Municipals Fund, Inc., respectively, in the Reorganizations that, like their Class B shares exchanged in the Reorganizations, will convert to Class A shares after 7 years after the date of their initial purchase of Class B shares. Class B shares of Salomon Brothers Capital Fund Inc and Legg Mason Partners California Municipals Fund, Inc. purchased after the Reorganizations will convert to Class A shares after 8 years.
**	Class C shares of Salomon Brothers Mid Cap Fund and Salomon Brothers California Tax Free Bond Fund that were purchased prior to September 14, 1998 will automatically convert to Class A shares of Salomon Brothers Capital Fund Inc and Legg Mason Partners California Municipals Fund, Inc., respectively, no later than September 14, 2008 (excluding Class C shares held by retirement plan omnibus accounts held on the books of the Funds).
***	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

Sales charge

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Funds’ distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay on Class A shares, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the Fund. Each distributor retains that portion of the sales charge that is not paid to the broker/dealer in accordance with the table below. For shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on Redemptions) and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to 13% of the sales charge to LMIS. For shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Equity Funds

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer Commission as a % of offering price
Up to $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
Over $1 million*	-0-	-0-	up to 1.00

*	A distributor will pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Please contact your Service Agent for more information.

Fixed income funds

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer Commission as a % of offering price
Up to $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
Over $1 million	-0-	-0-	up to 1.00

*	A distributor will pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Please contact your Service Agent for more information

Investments at net asset value

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares of an equity or fixed income fund. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00% on the equity and fixed income fund shares.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Legg Mason Partners funds to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

Accumulation Privilege—lets you combine the current value of Class A shares of the Fund with all other shares of Legg Mason Partners funds that are owned by:

•	you; or

•	your spouse and children under the age of 21;

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners funds) and Legg Mason Partners S&P 500 Index Fund may not be combined.

If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—lets you purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Legg Mason Partners fund shares that are subject to a sales charge and are purchased during the 13-month period by:

•	you; or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners funds) and Legg Mason Partners S&P 500 Index Fund may not be combined.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents having dealer, service or other selling agreements with the Fund’s distributor

•	Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of the investment managers

Existing retirement plans (including plans with an omnibus relationship with a Fund) holding Class A shares will continue to be eligible to purchase Class A shares on a load-waived basis.

If you qualify for a waiver of the Class A initial sales charge, you must provide sufficient information to your Service Agent or the Transfer Agent at the time of purchase to permit verification that your purchase qualifies for such waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason Partners’ website: www.leggmason.com/InvestorServices and click on the name of the Fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Equity funds

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	5.00%	4.00%	3.00%	2.00%	1.00%	-0-

Fixed income funds

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	4.50%	4.00%	3.00%	2.00%	1.00%	-0-

LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. For Class B shares sold by PFS, PFS will pay the commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the deferred sales charges paid upon certain redemptions. Service Agents also receive a service fee at an annual rate up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B shares of Salomon Brothers Capital Fund Inc issued before [the date of platform consolidation] will maintain their current deferred sales charge schedule but shares issued on or after [the date of platform consolidation] will be subject to the above deferred sales charge schedule.

Class B conversion

After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners fund

Eight years after the date of purchase payment	In the same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Shares of legacy Salomon Brothers funds issued before [the date of platform consolidation] will convert to Class A shares at the end of the seventh year but shares issued on or after [the date of platform consolidation] will convert to Class A shares at the end of the eighth year. Class B shareholders of Salomon Brothers Mid Cap Fund and Salomon Brothers California Tax Free Bond Fund will receive Class B shares of Salomon Brothers Capital Fund and Legg Mason Partners California Municipals Fund, Inc., respectively, in the Reorganizations that, like their Class B shares exchanged in the Reorganizations, will convert to Class A shares at the end of the seventh year after the date of their initial purchase of Class B shares. Class B shares of Salomon Brothers Capital Fund Inc and Legg Mason Partners California Municipals Fund, Inc. purchased after the Reorganizations will convert to Class A shares after eight years.

Class C shares (available through certain Service Agents)

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge depending upon the type of fund, as follows:

Type of fund	Amount of CDSC
Equity	1.00%

Fixed income	1.00%

The deferred sales charge is waived for redemptions of Class C shares held by employee benefit plan accounts having omnibus accounts with the Funds.

LMIS will pay Service Agents selling Class C shares a commission of up to 1.00% (for Salomon Brothers Capital Fund Inc) or 0.75% (for Legg Mason Partners California Municipals Fund, Inc.) of the purchase price of the Class C shares they sell and will retain the deferred sales charges and the distribution and service fee until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service Agents will receive an annual fee of up to 1.00% (for Salomon Brothers Capital Fund Inc) or 0.75% (for Legg Mason Partners California Municipals Fund, Inc.) of the average daily net assets represented by the Class C shares serviced by them.

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore your sales charge will not take into account any subsequent appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

•	Shares exchanged for shares of another Legg Mason Partners fund;

•	Shares representing reinvested distributions and dividends; or

•	Shares no longer subject to the deferred sales charge.

Each time you place a request to redeem shares, the funds will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

LMIS receives deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or visit the Legg Mason Partners’ website: www.leggmason.com/InvestorServices and click on the name of the fund.

Class I shares (available through certain Service Agents)

Institutional investors are eligible to buy Class I shares at net asset value with no initial sales charge and no deferred sales charge upon redemptions. Investors must meet the $1,000,000 initial investment requirement.

Class I shares are offered with no minimum initial investment to Financial Intermediaries offering intermediary investment programs, including wrap account programs, Retirement Plans investing through omnibus account programs with the Funds and similar investors. Certain investment minimums may be imposed by intermediaries.

Shareholders holding Class I (formerly Class O shares redesignated Class Y) shares on [the date of platform consolidation] will continue to be eligible to buy Class I shares. Class O shareholders of Salomon Brothers Mid Cap Fund and Salomon Brothers California Tax Free Bond Fund who receive Class I (formerly Class Y) shares of Salomon Brothers Capital Fund Inc and Legg Mason Partners California Municipals Fund, Inc. will continue to be eligible to buy Class I shares.

Buying shares

Through a Service Agent You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

•	Class of shares being bought

•	Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the Funds Financial Intermediary accounts, Retirement Plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the Funds.

•	Write the Funds at the following address, as applicable:

For clients of a PFS Registered Representative, write PFPC Inc. c/o Primerica Shareholder Services at the following address:

PFPC Inc.

c/o Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island 02940-9662

For all other investors, send your request to PFPC Inc. at the following address:

Legg Mason Partners/Salomon Brothers [Name of Fund]

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

•	Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

•	For more information, please call Shareholder Services at 1-800-451-2010.

Through a Systematic Investment Plan You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•	Amounts transferred should be at least $25 monthly, quarterly, every alternative month, semiannually or annually.

•	If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee.

For more information, contact your Service Agent or the transfer agent.

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors	You should contact your Service Agent to exchange into other Legg Mason Partners funds. Be sure to read the prospectus of the Legg Mason Partners fund into which you are exchanging. An exchange is a taxable transaction.

•	You may exchange shares only for shares of the same class of another Legg Mason Partners fund. Not all Legg Mason Partners funds offer all classes.

•	Not all Legg Mason Partners funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

•	Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. Your shares will not be subject to an initial sales charge at the time of the exchange.

•	If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective. The Acquiring Funds are not issuing share certificates in the Reorganizations.

•	The Funds may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges Your shares will not be subject to an initial sales charge at the time of the additional exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the Funds. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 1-800-451-2010 between 8:30 a.m. and 4:30 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the transfer agent at the address below.

Redeeming shares

Generally	Contact your Service Agent to redeem shares of the Funds.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail	For accounts held directly at a Fund, send written requests to the Fund at the applicable address:

For clients of a PFS Registered Representative, write PFPC Inc. c/o Primerica Shareholder Services at the following address:

PFPC Inc. c/o Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island 02940-9662

For all other investors, send your request to PFPC Inc. at the following address:

Legg Mason Partners/Salomon Brothers [name of Fund]

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

•	The fund name and your account number

•	The class of shares and the dollar amount or number of shares to be redeemed

•	Signatures of each owner exactly as the account is registered

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the Funds. You must complete an authorization form to authorize telephones redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at net asset value next determined.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly, quarterly, every alternative month, semiannual or annual basis. To qualify, you must own shares of the Fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

•	Your shares must not be represented by certificates

•	All dividends and distributions must be reinvested

For more information, contact your Service Agent.

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

•	Name of the Fund

•	Your account number

•	Class of shares being bought, exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered

The Funds’ transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Funds nor the transfer agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account

•	Changed your account registration

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

•	You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The Funds have the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate value of the Fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the Funds reserve the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Funds may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The Funds may, with prior notice, change the minimum size of accounts subject to the mandatory redemption, which may vary by class, or implement fees for small accounts.

The Funds may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent.

Frequent purchases and sales of Fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on a Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Funds’ Boards have approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Funds may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Boards have not adopted any specific restrictions on purchases and sales of Fund shares, but the Funds reserve the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or Financial Intermediary or Retirement Plan accounts where the intermediary holds Fund shares for a number of its customers in one account. The Funds’ ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the Funds’ service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The Funds’ policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the Funds have adopted policies and procedures to prevent the selective release of information about the Funds’ portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The Funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Funds’ Boards reserve the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Funds are unable to detect and deter trading abuses, the Funds’ performance, and their long-term shareholders, may be harmed. In addition, because the Funds have not adopted any specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes. The Funds will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Boards may adopt in the future.

Share certificates

The Funds do not issue share certificates. If you currently hold share certificates, however, such certificates will continue to be honored.

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class of each Fund, the net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The Funds calculate their net asset values every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in each Fund’s SAI. If the NYSE does close early, the Fund accelerates calculation of NAV and transaction deadlines to the actual closing time.

The Boards have approved procedures to be used to value the Funds’ securities for the purposes of determining the Funds’ net asset value. The valuation of the securities of the Funds is determined in good faith by or under the direction of the Boards. The Boards have delegated certain valuation functions for the Funds to the manager.

The Funds generally value their securities based on market prices determined at the close of regular trading on the NYSE. The Funds’ currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Funds’ Boards using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Boards, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Boards. Certain Funds may invest in securities of small capitalization companies or high yield debt securities, some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable. Those Funds may use fair valuation procedures more frequently than Funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The Funds may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which a Fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Funds could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its net asset value.

A Fund may invest in securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of the Fund’s shares may change on days you will not be able to purchase or redeem a Fund’s shares.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the transfer agent before the transfer agent’s close of business.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Funds

In general, you will have to pay Federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The Federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status

Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions of qualified dividend income	Qualified dividend income

Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation. Dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when a Fund is about to declare a dividend or a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, the Funds will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the Funds will withhold Federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on taxable dividends and other payments that are subject to such withholding. The Funds will not withhold with respect to dividends designated as interest-related dividends or short-term capital gain dividends. If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you will be subject to back-up withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

APPENDIX C

Comparison of Investment Objectives, Principal Investment Strategies and Management

The following chart lists the investment objective, principal investment policies, principal investment strategies, manager (and, when applicable, sub-adviser), and portfolio manager(s) of each Acquiring Fund and each Acquired Fund. The chart provides a side-by-side comparison for shareholders of the Acquired Funds. For a more detailed analysis, including risk factors, please review the section “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus.

Salomon Brothers Mid Cap Fund (Acquiring Fund)/Salomon Brothers Capital Fund Inc (Acquired Fund)

	Salomon Brothers Capital Fund Inc (Acquiring Fund)	Salomon Brothers Mid Cap Fund (Acquired Fund)
Investment Objective(s)	Capital appreciation through investment in securities which the manager believes have above-average capital appreciation potential.	Long-term growth of capital.

Principal Investment Policies

The fund invests primarily in equity securities of U.S. companies. These companies typically range in size from established large capitalization companies to medium size companies. However, the fund may also invest in small capitalization companies including those at the beginning of their life cycles. The manager emphasizes companies with market capitalization over $1 billion.

The fund may invest in investment grade fixed income securities and may invest up to 20% of its assets in non-convertible debt securities rated below investment grade.

The fund may invest up to 10% of its assets in distressed debt securities.

The fund may invest without limit in convertible debt securities. The fund emphasizes those convertible debt securities that offer the appreciation potential of common stocks.

The fund may invest up to 20% of its assets in securities of foreign issuers.

The fund may borrow up to 15% of its total assets and will only borrow from banks.

The fund is non-diversified.

The fund invests at least 80% of its assets in equity securities of medium sized companies. A company is considered medium sized if its market capitalization at the time of purchase is at least $1 billion and not exceeding (i) $10 billion or (ii) the highest month-end market capitalization value of any stock in the Russell Mid Cap Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of mid capitalization companies for purposes of the Fund’s 80% investment policy.

The fund may invest up to 20% of its assets in equity securities of companies that are not considered to be mid cap companies.

The fund may invest up to 20% of its assets in investment grade non-convertible bonds, notes and other debt securities when the manager believes that their total return potential equals or exceeds the potential return of equity securities.

The fund may invest up to 20% of its total assets in equity securities of foreign issuers, including emerging market issuers.

The fund is diversified.

Principal Investment Strategies	The managers emphasize individual security selection, while diversifying investments across industries, which may help to reduce risk. The managers seek to identify those companies which offer the greatest potential for capital appreciation through careful fundamental analysis of each company and its financial characteristics.

The managers emphasize medium sized U.S. companies with good prospects for revenue and earnings growth that meet the managers’ valuation criteria.

In selecting investments, the managers look for issuers that are among the leaders in their industries.

	In selecting individual companies for investment, the managers look for the following: (1) security prices which appear to undervalue the company’s assets or do not adequately reflect factors such as favorable industry trends, lack of investor recognition or the	The managers generally use a “bottom-up” approach when selecting securities for the fund. This means that the managers look primarily at individual companies against the context of broader market forces.

	Salomon Brothers Capital Fund Inc (Acquiring Fund)	Salomon Brothers Mid Cap Fund (Acquired Fund)
short-term nature of earnings declines; (2) special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company’s securities; and (3) growth potential due to technological advances, new products or services, new methods or marketing or production, changes in demand or other significant new developments which may enhance future earnings.

Investment Manager/ Sub-Adviser	LMPFA/CAM NA	LMPFA/CAM NA

Portfolio Managers	Brian S. Posner Brian Angerame	Brian S. Posner Brian Angerame

Legg Mason Partners California Municipals Fund, Inc. (Acquiring Fund)/Salomon Brothers

California Tax Free Bond Fund (Acquired Fund)

	Legg Mason Partners California Municipals Fund, Inc. (Acquiring Fund)	Salomon Brothers California Tax Free Bond Fund (Acquired Fund)
Investment Objective(s)	To provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with prudent investment management and the preservation of capital.	To maximize total return, consistent with the preservation of capital.

Principal Investment Policies

The fund invests at least 80% of its assets in California municipal securities and other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and California state personal income taxes.

The fund invests at least 80% of its assets in investment grade municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and from California personal income taxes.

The fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities at the time of purchase of from 3 to more than 30 years.

The fund can invest up to 20% of its assets in bonds rated below investment grade or in unrated securities of equivalent quality.

The fund may use derivative contracts (i.e., financial futures and options).

The fund is non-diversified.

Subject to this 80% policy, the fund may purchase other municipal obligations whose interest may be subject to California personal income taxes or federal alternative minimum taxes. The fund may also invest in short-term debt securities that pay interest that is subject to both federal and California personal income taxes.

The fund may invest in bonds with any maturity. However, the fund’s dollar-weighted average maturity is normally expected to be in a long-term range (between 10 and 30 years).

The fund may use derivative contracts (i.e., financial futures and options).

The fund is non-diversified.

Principal Investment Strategies	The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:	When selecting securities for the fund and managing the portfolio, the manager looks for both income and potential for gain.

	Legg Mason Partners California Municipals Fund, Inc. (Acquiring Fund)	Salomon Brothers California Tax Free Bond Fund (Acquired Fund)

Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market;

May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values;

Considers the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer and its sector and interest rates; and

Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features.

The fund is managed by employing a combination of qualitative and quantitative analysis. The manager decides which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions for the United States as a whole, with a particular focus on California. Then the manager compares specific sectors to identify broad segments of the municipal market poised to benefit in this environment. The manager also closely studies the yields and other characteristics of specific issues to identify attractive opportunities. The manager seeks to add value by investing in a range of municipal bonds, representing different market sectors, structures and maturities. The manager uses this same approach when deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the manager believes that better opportunities exist or that the security no longer fits within the manager’s overall strategies for achieving the fund’s investment objective.

Investment Manager/Sub-Adviser	LMPFA/Western Asset	LMPFA/Western Asset

Portfolio Managers	Joseph P. Deane and David T. Fare	Robert Amodeo and John C. Mooney

APPENDIX D

Financial Highlights of Each Acquiring Fund

The financial highlights tables are intended to help you understand the performance of each class of each Acquiring Fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables for Legg Mason Partners California Municipals Fund, Inc. has been derived from the Fund’s financial statements which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The information for the year ended December 31, 2005 in the following tables for Salomon Brothers Capital Fund Inc has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report (available upon request). The financial statements containing the information for each of the periods ended on or prior to December 31, 2004 in the following tables for Salomon Brothers Capital Fund Inc were audited by another independent registered public accounting firm.

Financial Highlights

Salomon Brothers Capital Fund Inc

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$30.42	$27.04	$18.87	$25.09	$25.44
Income (Loss) From Operations:
Net investment income (loss)	0.03	(0.02)	0.05	0.13	0.24
Net realized and unrealized gain (loss)	2.26	3.87	8.18	(6.30)	0.16

Total Income (Loss) From Operations	2.29	3.85	8.23	(6.17)	0.40

Less Distributions From:
Net investment income	—	—	(0.02)	(0.05)	(0.20)
Net realized gains	(3.21)	(0.47)	—	—	(0.55)
Return of capital	—	—	(0.04)	—	—

Total Distributions	(3.21)	(0.47)	(0.06)	(0.05)	(0.75)
Net Asset Value, End of Year	$29.50	$30.42	$27.04	$18.87	$25.09
Total Return	7.52%	14.24%	43.75%	(24.64)%	1.60%
Net Assets, End of Year (000s)	$353,098	$351,092	$336,324	$219,140	$277,998

Ratios to Average Net Assets:
Expenses	1.11%	1.02%	1.08%	1.12%	1.07%
Net investment income (loss)	0.09	(0.07)	0.21	0.61	0.94
Portfolio Turnover Rate	265%	131%	107%	107%	72%

(1)	Per share amounts have been calculated using the average shares method.

Salomon Brothers Capital Fund Inc

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$29.01	$26.02	$18.28	$24.45	$24.86
Income (Loss) From Operations:
Net investment income (loss)	(0.22)	(0.24)	(0.14)	(0.05)	0.04
Net realized and unrealized gain (loss)	2.14	3.70	7.90	(6.12)	0.16

Total Income (Loss) From Operations	1.92	3.46	7.76	(6.17)	0.20

Less Distributions From:
Net investment income	—	—	(0.01)	—	(0.06)
Net realized gains	(3.21)	(0.47)	—	—	(0.55)
Return of capital	—	—	(0.01)	—	—

Total Distributions	(3.21)	(0.47)	(0.02)	—	(0.61)
Net Asset Value, End of Year	$27.72	$29.01	$26.02	$18.28	$24.45
Total Return	6.59%	13.30%	42.48%	(25.24)%	0.80%
Net Assets, End of Year (000s)	$397,242	$415,006	$405,893	$299,391	$363,817

Ratios to Average Net Assets:
Expenses	1.97%	1.85%	1.94%	1.95%	1.86%
Net investment income (loss)	(0.77)	(0.90)	(0.65)	(0.22)	0.15
Portfolio Turnover Rate	265%	131%	107%	107%	72%

(1)	Per share amounts have been calculated using the average shares method.

Salomon Brothers Capital Fund Inc

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)(2)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$29.07	$26.07	$18.31	$24.50	$24.90
Income (Loss) From Operations:
Net investment income (loss)	(0.22)	(0.24)	(0.13)	(0.05)	0.04
Net realized and unrealized gain (loss)	2.16	3.71	7.91	(6.14)	0.17

Total Income (Loss) From Operations	1.94	3.47	7.78	(6.19)	0.21

Less Distributions From:
Net investment income	—	—	(0.01)	—	(0.06)
Net realized gains	(3.21)	(0.47)	—	—	(0.55)
Return of capital	—	—	(0.01)	—	—

Total Distributions	(3.21)	(0.47)	(0.02)	—	(0.61)
Net Asset Value, End of Year	$27.80	$29.07	$26.07	$18.31	$24.50
Total Return	6.65%	13.31%	42.52%	(25.27)%	0.83%
Net Assets, End of Year (000s)	$504,642	$492,644	$518,298	$354,434	$389,731

Ratios to Average Net Assets:
Expenses	1.94%	1.83%	1.92%	1.96%	1.84%
Net investment income (loss)	(0.74)	(0.88)	(0.63)	(0.22)	0.16
Portfolio Turnover Rate	265%	131%	107%	107%	72%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class 2 shares were renamed Class C shares.

Salomon Brothers Capital Fund Inc

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class O Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$30.98	$27.42	$19.08	$25.27	$25.61
Income (Loss) From Operations:
Net investment income	0.17	0.09	0.14	0.23	0.34
Net realized and unrealized gain (loss)	2.31	3.94	8.28	(6.34)	0.16

Total Income (Loss) From Operations	2.48	4.03	8.42	(6.11)	0.50

Less Distributions From:
Net investment income	—	—	(0.03)	(0.08)	(0.29)
Net realized gains	(3.21)	(0.47)	—	—	(0.55)
Return of capital	—	—	(0.05)	—	—

Total Distributions	(3.21)	(0.47)	(0.08)	(0.08)	(0.84)
Net Asset Value, End of Year	$30.25	$30.98	$27.42	$19.08	$25.27
Total Return	8.01%	14.70%	44.34%	(24.26)%	2.00%
Net Assets, End of Year (000s)	$406,387	$344,239	$294,073	$187,241	$221,979

Ratios to Average Net Assets:
Expenses	0.67%	0.64%	0.65%	0.67%	0.67%
Net investment income	0.54	0.33	0.64	1.07	1.32
Portfolio Turnover Rate	265%	131%	107%	107%	72%

(1)	Per share amounts have been calculated using the average shares method.

Salomon Brothers Capital Fund Inc

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares(1)	2005	2004		2003	2002	2001(2)
Net Asset Value, Beginning of Year	$33.05	$27.46		$19.10	$25.30	$27.48
Income (Loss) From Operations:
Net investment income	0.10	0.06		0.15	0.24	0.30
Net realized and unrealized gain (loss)	2.37	6.00		8.29	(6.36)	(1.67)

Total Income (Loss) From Operations	2.47	6.06		8.44	(6.12)	(1.37)

Less Distributions From:
Net investment income	—	—		(0.03)	(0.08)	(0.26)
Net realized gains	(3.21)	(0.47)		—	—	(0.55)
Return of capital	—	—		(0.05)	—	—

Total Distributions	(3.21)	(0.47)		(0.08)	(0.08)	(0.81)
Net Asset Value, End of Year	$32.31	$33.05		$27.46	$19.10	$25.30
Total Return(3)	7.47%	22.07	%(4)	44.40%	(24.27)%	(4.95)%
Net Assets, End of Year (000s)	$1,038	$97		$32,927	$22,807	$44,277

Ratios to Average Net Assets:
Expenses	1.06%	0.59%		0.63%	0.65%	0.66	%(5)
Net investment income	0.30	0.21		0.66	1.07	1.33	(5)
Portfolio Turnover Rate	265%	131%		107%	107%	72%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period January 31, 2001 (inception date) to December 31, 2001.
(3)	Total returns for periods of less than one year are not annualized.
(4)	Total return for the year was affected by 6.21% due to significant redemption. If the effect of the redemption was not included, the total return would have been lower.
(5)	Annualized.

Legg Mason Partners California Municipals Fund, Inc.

For a Class A share of capital stock outstanding throughout each year ended February 28, except where noted:

Class A Shares(1)	2006	2005	2004(2)	2003	2002
Net Asset Value, Beginning of Year	$16.52	$16.92	$16.76	$16.93	$16.70
Income (Loss) From Operations:
Net investment income	0.71	0.72	0.75	0.77	0.79
Net realized and unrealized gain (loss)	(0.21)	(0.39)	0.15	(0.17)	0.22

Total Income From Operations	0.50	0.33	0.90	0.60	1.01

Less Distributions From:
Net investment income	(0.70)	(0.73)	(0.74)	(0.77)	(0.78)

Total Distributions	(0.70)	(0.73)	(0.74)	(0.77)	(0.78)
Net Asset Value, End of Year	$16.32	$16.52	$16.92	$16.76	$16.93
Total Return(3)	3.11%	2.03%	5.48%	3.59%	6.20%
Net Assets, End of Year (millions)	$669	$697	$720	$734	$747

Ratios to Average Net Assets:
Gross expenses	0.70%	0.69%	0.68%	0.70%	0.68%
Net expenses	0.70 (4)	0.69 (4)	0.68	0.70	0.68
Net investment income	4.33	4.35	4.46	4.58	4.68
Portfolio Turnover Rate	8%	3%	14%	12%	21%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The manager voluntarily waived a portion of its fees.

Legg Mason Partners California Municipals Fund, Inc.

For a Class B share of capital stock outstanding throughout each year ended February 28, except where noted:

Class B Shares(1)	2006	2005	2004(2)	2003	2002
Net Asset Value, Beginning of Year	$16.49	$16.90	$16.74	$16.92	$16.69
Income (Loss) From Operations:
Net investment income	0.62	0.63	0.66	0.68	0.69
Net realized and unrealized gain (loss)	(0.20)	(0.40)	0.15	(0.18)	0.24

Total Income From Operations	0.42	0.23	0.81	0.50	0.93

Less Distributions From:
Net investment income	(0.61)	(0.64)	(0.65)	(0.68)	(0.70)

Total Distributions	(0.61)	(0.64)	(0.65)	(0.68)	(0.70)
Net Asset Value, End of Year	$16.30	$16.49	$16.90	$16.74	$16.92
Total Return(3)	2.63%	1.44%	4.94%	3.02%	5.69%
Net Assets, End of Year (millions)	$72	$101	$134	$157	$170

Ratios to Average Net Assets:
Gross expenses	1.23%	1.22%	1.20%	1.22%	1.20%
Net expenses	1.23 (4)	1.22 (4)	1.20	1.22	1.20
Net investment income	3.79	3.82	3.94	4.06	4.14
Portfolio Turnover Rate	8%	3%	14%	12%	21%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The manager voluntarily waived a portion of its fees.

Legg Mason Partners California Municipals Fund, Inc.

For a Class C share of capital stock outstanding throughout each year ended February 28, except where noted:

Class C Shares(1)	2006	2005	2004(2)	2003	2002
Net Asset Value, Beginning of Year	$16.48	$16.88	$16.72	$16.90	$16.68
Income (Loss) From Operations:
Net investment income	0.62	0.63	0.65	0.68	0.69
Net realized and unrealized gain (loss)	(0.21)	(0.39)	0.15	(0.19)	0.22

Total Income From Operations	0.41	0.24	0.80	0.49	0.91

Less Distributions From:
Net investment income	(0.61)	(0.64)	(0.64)	(0.67)	(0.69)

Total Distributions	(0.61)	(0.64)	(0.64)	(0.67)	(0.69)
Net Asset Value, End of Year	$16.28	$16.48	$16.88	$16.72	$16.90
Total return(3)	2.54%	1.46%	4.91%	2.99%	5.59%
Net Assets, End of Year (millions)	$55	$59	$60	$62	$60

Ratios To Average Net Assets:
Gross expenses	1.26%	1.26%	1.24%	1.26%	1.25%
Net expenses	1.26 (4)	1.25 (4)	1.24	1.26	1.25
Net investment income	3.77	3.79	3.90	4.01	4.12
Portfolio Turnover Rate	8%	3%	14%	12%	21%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The manager voluntarily waived a portion of its fees.

APPENDIX E

Management’s Discussion of Fund Performance for Each Acquiring Fund

The discussion of performance for each Acquiring Fund in this Appendix E is taken from its most recent annual report to shareholders and does not reflect developments occurring after the report was filed with the SEC and sent to shareholders. Please note in particular that the names of the Funds and portfolio managers may have changed since the date of the report.

Manager’s Overview

Salomon Brothers Capital Fund Inc

Q.	What were the overall market conditions during the Fund’s reporting period?

A. Despite a number of positives, the U.S. stock market failed to gain enough momentum to generate outstanding returns in 2005. While the U.S. economy expanded at a brisk pace, unemployment declined, and corporate earnings were strong, the overall stock market, as measured by the S&P 500 Indexi, returned only 4.91% in 2005.

Oftentimes, investors do not like uncertainty and that appeared to be the case during the year. Record high oil prices, a series of devastating hurricanes, steadily rising short-term interest rates, and inflationary concerns preoccupied investors during much of the year. As a result, it often appeared that the market was taking one step forward and two steps back. While a year-end rally propelled the market into positive territory, it seemed anticlimactic given the strong rallies that ended 2003 and 2004.

Looking more closely at the market in 2005, energy stocks generated superior returns. This was due to sharply rising prices, which surpassed $70 a barrel in the wake of Hurricane Katrina. There were other pockets of opportunity as well. Mid-capitalization stocks generated strong returns, with Russell MidCap Indexii gaining 12.65%. Conversely, technology stocks had a lackluster year, with the tech-laden Nasdaq Composite returning a mere 1.37% in 2005.

Performance review

For the 12 months ended December 31, 2005, Class A shares of the Capital Fund, excluding sales charges, returned 7.52%. The Fund’s unmanaged benchmark, the Russell 3000 Indexiii, returned 6.12% for the same period. The Lipper Multi-Cap Core Funds Category Average1 increased 6.59% over the same time frame.

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)
	6 months	12 months
Capital Fund—Class A Shares	6.26%	7.52%
Russell 3000 Index	6.13%	6.12%
Lipper Multi-Cap Core Funds Category Average	6.79%	6.59%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

All share class returns assume the reinvestment of all distributions including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 5.79%, Class C shares returned 5.85%, Class O shares returned 6.56% and Class Y shares returned 6.06% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 6.59%, Class C shares returned 6.65%, Class O shares returned 8.01% and Class Y shares returned 7.47% over the 12 months ended December 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 926 funds for the six-month period and among the 828 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q.	What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The Fund’s outperformance relative to the Russell 3000 Index was primarily attributed to security selection. Security selection was strongest in health care and energy sectors and weakest in the materials and consumer discretionary sectors. Sector Allocation was strongest in the materials and energy sectors and weakest in the industrials and telecommunication services sectors.

The securities that contributed most to the Fund’s performance during the period included Coventry Health Care Inc., SanDisk Corp., Assurant Inc., Boeing and Pacificare Health Systems. UnitedHealth Group acquired Pacificare Health

Systems during the period. During the period we sold our position in Pacificare Health systems and continue to be invested in the other securities mentioned above. We retained a position in UnitedHealth Group at the end of the period.

Q.	What were the leading detractors from performance?

A. The securities that detracted most from the Fund’s performance during the period were Cablevision Systems, Polycom, Nortel Networks, Smurfit-Stone Container Corp., and Teradyne Inc. During the period, we sold our positions in all of these securities.

Q.	Were there any significant changes to the Fund during the reporting period?

A. During the period, we increased our weightings in the information technology, health care and consumer staples sectors and decreased our weightings in the consumer discretionary, energy and industrials sectors.

Thank you for your investment in the Salomon Brothers Capital Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kevin Caliendo

Portfolio Manager

February 3, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Barrick Gold Corp. (4.1%), Coventry Health Care Inc. (4.0%), Sprint Nextel Corp. (3.7%), Merrill Lynch & Co. Inc. (3.1%), Capital One Financial Corp. (3.1%), Abbott Laboratories (3.1%), Nasdaq-100 Index Tracking Stock (3.0%), UnitedHealth Group Inc. (2.8%), Comverse Technology Inc. (2.7%) and National-Oilwell Varco Inc. (2.7%).

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Information Technology (17.6%), Health Care (16.4%), Financials (12.2%), Consumer Discretionary (8.4%) and Exchanges Traded Funds (7.7%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in small- and medium capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 828 funds in the Fund’s Lipper category and excluding sales charges.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
ii	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.
iii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

Average Annual Total Returns(1) (unaudited)
	Without Sales Charges(2)
	Class A	Class B	Class C	Class O	Class Y
Twelve Months Ended 12/31/05	7.52%	6.59%	6.65%	8.01%	7.47%
Five Years Ended 12/31/05	6.22	5.34	5.35	6.67	N/A
Ten Years Ended 12/31/05	N/A	N/A	N/A	15.58	N/A
Inception* through 12/31/05	14.04	13.15	13.15	16.69	6.51

	With Sales Charges(3)
	Class A	Class B	Class C	Class O	Class Y
Twelve Months Ended 12/31/05	1.32%	1.82%	5.70%	8.01%	7.47%
Five Years Ended 12/31/05	4.97	5.01	5.35	6.67	N/A
Ten Years Ended 12/31/05	N/A	N/A	N/A	15.58	N/A
Inception* through 12/31/05	13.31	13.15	13.15	16.69	6.51

Cumulative Total Returns(1) (unaudited)
	Without Sales Charges(2)
Class A (Inception* through 12/31/05)	233.43%
Class B (Inception* through 12/31/05)	210.13
Class C (Inception* through 12/31/05)	210.26
Class O (12/31/95 through 12/31/05)	325.40
Class Y (Inception* through 12/31/05)	36.35

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and is reduced over time until no CDSC is incurred after six years. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception date for Class A, B, and C shares is November 1, 1996. Inception dates for Class O shares and Class Y shares are December 17, 1976 and January 31, 2001, respectively.

Historical Performance (unaudited) (continued)

Value of $10,000 Invested in Class O Shares of the Salomon Brothers Capital Fund vs. Russell 3000 Index† (December 1995 — December 2005)

†	Hypothetical illustration of $10,000 invested in Class O shares on December 31, 1995, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class O shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners California Municipals Fund, Inc.

Q.	What were the overall market conditions during the Fund’s reporting period?

A. The overall fixed income market, as well as the municipal bond market, generated positive, but modest returns during the one-year period ended February 28, 2006. During the reporting period, the fixed income yield curve flattened and eventually inverted as the spread, or difference, between short- and long-term bond yields narrowed and, by the end of the period, two-year yields surpassed their 10-year counterparts. Looking at the period as a whole, short-term yields, as measured by two-year Treasuries, rose from 3.59% to 4.69% – a total of 110 basis pointsi. In contrast, long-term yields, as measured by 10-year Treasuries, rose from 4.38% to 4.55% – 17 basis points. Short-term yields moved higher on the back of eight Federal Reserve Board (“Fed”)ii rate hikes during the period. Longer-term yields did not rise as much, due, in part, to strong demand by foreign investors. The municipal bond yield curve also flattened during the reporting period but did not invert.

Performance Review

For the 12 months ended February 28, 2006, Class A shares of the Smith Barney California Municipals Fund Inc., excluding sales charges, returned 3.11%. These shares underperformed the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index,iii which returned 3.87% for the same period. The Lipper California Municipal Debt Funds Category Average1 increased 4.04% over the same time frame.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of February 28, 2006 (excluding sales charges) (unaudited)
	6 Months	12 Months
California Municipals Fund—Class A Shares	1.92%	3.11%
Lehman Brothers Municipal Bond Index	0.99%	3.87%
Lipper California Municipal Debt Funds Category Average	0.95%	4.04%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 1.72% and Class C shares returned 1.70% over the six months ended February 28, 2006. Excluding sales charges, Class B shares returned 2.63% and Class C shares returned 2.54% over the 12 months ended February 28, 2006.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended February 28, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 122 funds for the six-month period and among the 122 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q.	What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the fiscal year we maintained a defensive posture in terms of overall duration, or price sensitivity to interest rate movements. Rising interest rates are generally troublesome for longer-term fixed income securities, since bond prices decline as rates are expected to rise. However, our low-duration approach to managing interest rate risk limited the Fund’s ability to completely participate in upside market movements during intervals when bond prices did rise.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended February 28, 2006, including the reinvestment of distributions and returns of capital, if any, calculated among the 122 funds in the Fund’s Lipper category, and excluding sales charges.

What were the leading detractors from performance?

A. On balance, our hedging strategies appear to have detracted slightly from performance. Our short positioning strategy in long-term Treasury futures enhanced results when longer-term rates rose, particularly in the last few months of the period. However, while this strategy reduced the portfolio’s volatility, overall it was detrimental as long-term yields declined over much of the fiscal year, even though the Fed continued to raise short-term rates.

Q.	Were there any significant changes to the Fund during the reporting period?

A. Given the market and rate environment during the period, we believe that a cautious approach to managing interest rate risk was more prudent than a longer-duration strategy. During the period, we maintained a defensive posture for the Fund, with an emphasis on capital preservation. We focused on issues with competitive coupons in a diverse cross-section of market segments that we believed would continue to offer favorable prospects on a risk/reward basis.

Thank you for your investment in the Smith Barney California Municipals Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Joseph P. Deane	David T. Fare
Co-Portfolio Manager,	Co-Portfolio Manager,
Vice President and Investment Officer	Vice President and Investment Officer

March 30, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. As a non-diversified fund, the Fund can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

Fund Performance

Average Annual Total Returns(1) (unaudited)
	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 2/28/06	3.11%	2.63%	2.54%
Five Years Ended 2/28/06	4.07	3.53	3.49
Ten Years Ended 2/28/06	5.13	4.59	4.54
Inception* through 2/28/06	7.38	5.55	6.07

	With Sales Charges(3)
	Class A	Class B	Class C
Twelve Months Ended 2/28/06	(1.02)%	(1.81)%	1.55%
Five Years Ended 2/28/06	3.22	3.36	3.49
Ten Years Ended 2/28/06	4.71	4.59	4.54
Inception* through 2/28/06	7.18	5.55	6.07

Cumulative Total Returns(1) (unaudited)
	Without Sales Charges(2)
Class A (2/28/96 through 2/28/06)	64.99%
Class B (2/28/96 through 2/28/06)	56.57
Class C (2/28/96 through 2/28/06)	55.86

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% sales charge on Class C shares is no longer imposed effective February 2, 2004.
*	Inception dates for Class A, B and C shares are April 9, 1984, November 6, 1992 and November 14, 1994, respectively.

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of

the Smith Barney California Municipals Fund Inc. vs. the Lehman Brothers Municipal Bond Index and

the Lipper California Municipal Debt Funds Category Average†

(February 1996—February 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares on February 28, 1996, assuming the deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2006. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper California Municipal Debt Funds Category Average is composed of an average of the Fund’s peer group of 122 mutual funds investing in California municipal bonds as of February 28, 2006. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

APPENDIX F

Historical Performance of Each Fund

The following shows summary performance information for each Acquiring Fund and each Acquired Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in each Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual total returns compare with the returns of a broad-based unmanaged securities market index. The bar charts and quarterly returns show performance of the Class O shares of Salomon Brothers Capital Fund Inc and Salomon Brothers Mid Cap Fund and the Class A shares of Salomon Brothers California Tax Free Bond Fund and Legg Mason Partners California Municipals Fund, Inc., but do not reflect the impact of any applicable sales charges (loads). If they did, the returns would be lower than those shown. The other share classes offered by the Funds would have had different performance because of their different expenses. Unlike the bar charts, the performance for Class A, B, C, O and Y shares (as applicable) in the Average Annual Total Returns tables reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class O or Class A shares, as applicable, reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Salomon Brothers Capital Fund Inc

Total Returns for Class O Shares

Highest and Lowest Quarterly Returns (for periods shown in the bar chart)

	Highest Quarter		Lowest Quarter
Salomon Brothers Capital Fund Inc	12/31/1998	22.50%	9/30/2001	(23.75)%

Comparative performance

This table compares the before- and after-tax average annual total returns of the fund’s Class O shares, and the before-tax average annual total returns of the fund’s other classes, for the periods shown with that of a broad based securities market index. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(calendar year ended December 31, 2005)

	1 year	5 years	10 years	Since Inception*
Class O
Return Before Taxes	8.01%	6.67%	15.58%	N/A
Return After Taxes on Distributions	5.93%	5.92%	12.29%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	6.81%	5.47%	11.79%	N/A

Other Classes
Class A	1.32%	4.97%	N/A	13.31%
Class B	1.82%	5.01%	N/A	13.15%
Class C	5.70%	5.35%	N/A	13.15%
Class Y	7.47%	N/A	N/A	6.51%
Russell 3000 Index†	6.12%	1.58%	9.20%	N/A

*	The inception date for Class O shares is December 17, 1976. The inception date for Class A, B and C shares is November 1, 1996. The inception date for Class Y shares is January 31, 2001. Information is provided only for classes with less than 10 years of performance history.
†	A broad based unmanaged capitalization-weighted index of large capitalization companies. It is not possible to invest directly in an index. The index does not reflect deductions for fees, expenses or taxes.

Salomon Brothers Mid Cap Fund

Total Returns for Class O Shares

Highest and Lowest Quarterly Returns (for periods shown in the bar chart)

	Highest Quarter		Lowest Quarter
Salomon Brothers Mid Cap Fund	12/31/1999	26.29%	9/30/1998	(17.90)%

Comparative Performance

This table compares the before- and after-tax average annual total returns of the fund’s Class O shares, and the before-tax average annual total returns of the fund’s other classes, for the periods shown with that of a broad based securities market index. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(calendar year ended December 31, 2005)*

	1 year	5 years		10 years		Since Inception††
Class O†
Return Before Taxes	8.94%	3.68%		13.67%		N/A
Return After Taxes on Distributions	7.98%	*	*	*	*	N/A
Return After Taxes on Distributions and Sale of Fund Shares	6.84%	*	*	*	*	N/A

Other Classes
Class A	2.27%	N/A		N/A		5.25%
Class B	2.70%	N/A		N/A		5.01%
Class C	6.73%	N/A		N/A		5.93%
S&P MidCap 400 Index‡	12.56%	8.60%		14.36%		N/A

*	Total returns of Class O shares for periods prior to September, 2001 are based on the performance of the fund’s predecessor, the Common Stock Fund, as adjusted to reflect the estimated total operating expenses for Class O shares. The inception date for Class A shares is November 30, 2001; for Class B shares is December 18, 2001; for Class C shares is May 7, 2002; and for Class O shares is September 10, 2001.
**	After tax information for the 5 and 10 year periods is not provided because those periods reflect the performance of the fund’s predecessor, the Common Stock Fund, which was subject to different tax treatment.
†	The table shows the performance of Class O shares, in lieu of Class A shares, as Class A shares are no longer presented with the prior performance of the fund’s predecessor, the Common Stock Fund.
††	Information is provided only for classes with less than 10 years of performance history.
‡	A broad based unmanaged capitalization-weighted index of medium capitalization stocks. It is not possible to invest directly in an index. The index does not reflect deductions for fees, expenses or taxes.

Legg Mason Partners California Municipals Fund, Inc.

Total Returns for Class A Shares

Highest and Lowest Quarterly Returns (for periods shown in the bar chart)

	Highest Quarter		Lowest Quarter
Legg Mason Partners California Municipals Fund, Inc.	6/30/1997	4.70%	6/30/1999	(2.86)%

Year-to-Date Return as of June 30, 2006 2.41%

Comparative performance

This table compares the before- and after-tax average annual total returns of the fund’s Class A shares, and the before-tax average annual total returns of the fund’s other classes, for the periods shown with that of one or more broad based securities market indexes. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for the periods ended 12/31/2005)

Class A	1 year	5 years	10 years
Return before taxes	(1.16)%	3.20%	4.60%
Return after taxes on distributions	(1.16)%	3.19%	4.49%
Return after taxes on distributions and sale of fund shares	0.71%	3.38%	4.55%
Other Classes
Class B	(2.07)%	3.33%	4.49%
Class C	1.36%	3.45%	4.44%
Class Y(1)	N/A	N/A	N/A
Lehman Index(2)	3.51%	5.59%	5.71%
Lipper Fund Average(3)	3.84%	4.78%	5.03%

(1)	There were no Class Y shares outstanding during the calendar year ended December 31, 2005.
(2)	Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more, but reflects no deduction for fees, expenses or taxes.
(3)	Lipper California Municipal Debt Funds Average reflects the performance of mutual funds with similar objectives, but reflects no deduction for sales charges or taxes.

It is not possible to invest directly in an index or average. Index performance does not reflect deductions for fees, expenses or taxes. The average performance reflects fees and expenses but no deduction for sales charge.

Salomon Brothers California Tax Free Bond Fund

Total Returns for Class A Shares

Highest and Lowest Quarterly Returns (for periods shown in the bar chart)

	Highest Quarter		Lowest Quarter
Salomon Brothers California Tax Free Bond Fund	9/30/2002	5.56%	6/30/1999	(2.97)%

Comparative performance

This table compares the before- and after-tax average annual total returns of the fund’s Class A shares, and the before-tax average annual total returns of the fund’s other classes, for the periods shown with that of one or more broad based securities market indexes. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(calendar year ended December 31, 2005)

	1 year	5 years	Since Inception*
Class A
Return Before Taxes	(2.73)%	3.16%	3.92%
Return After Taxes on Distributions	(2.73)%	3.16%	3.92%
Return After Taxes on Distributions and Sale of Fund Shares	(0.47)%	3.26%	3.93%

Other Classes
Class B	(3.36)%	N/A	2.52%
Class C**	(0.19)%	N/A	2.12%
Class O	1.57%	N/A	2.73%
Lehman Brothers California 4 Years Plus Index†	4.64%	5.97%	* **
Lehman Brothers Municipal Bond Index††	3.51%	5.59%	* **

*	The inception date for Class A shares is November 2, 1998; all outstanding fund shares were designated Class A shares on July 12, 2001. Prior to that date, fund shares were sold without a sales charge. The returns in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to Class A shares. The inception date for Class B shares is October 5, 2001, for Class C shares is September 9, 2002 and for Class O shares is October 8, 2002.
**	Effective April 29, 2004, Class 2 shares were renamed Class C shares.
***	Information for this period is not available.
†	A broad based unmanaged index of California municipal bonds with a maturity of greater than four years.
††	A broad based unmanaged index of municipal bonds.

It is not possible to invest directly in an index. The index does not reflect deductions for fees, expenses or taxes.

APPENDIX G

Similarities and Differences in the Forms of Organization of the Acquired Funds and the Acquiring Funds

Comparison of Maryland Corporations and Massachusetts Trusts

In General

A fund organized as a Massachusetts Trust (a “Massachusetts Trust”) is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. [Because Massachusetts law governing business trusts provides so much flexibility compared to typical state corporate statutes, the Massachusetts Trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, provide.]

A fund organized as a Maryland Corporation (a “Maryland Corporation”), on the other hand, is governed both by Maryland corporate law and the Maryland Corporation’s charter. For a Maryland Corporation, unlike a Massachusetts Trust, the Maryland General Corporation Law (the “MGCL”) prescribes many aspects of corporate governance.

A Maryland business trust is an unincorporated business association that is established under and governed by Maryland law. Maryland law provides a statutory framework for the powers and duties and rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees and set forth in the Maryland trust’s declaration of trust.

The Declarations of Trust (each, a “Declaration”) for the trusts formed under Maryland law (the “Maryland Trusts”) are substantially identical to each other. Each Declaration provides flexibility to the trustees in the conduct of the Trusts’ business and in the governance of the Trusts and broad authority consistent with Maryland law. Many of the provisions of the Declarations are designed to permit the Maryland Trusts to operate more efficiently and in a cost effective manner.

Each Maryland corporation is governed by the MGCL, its charter and Bylaws. Some of the key provisions of the MGCL, the charters and Bylaws are summarized below. Although the Maryland corporations’ charters and Bylaws contain some very similar provisions, there are differences in a number of provisions. The following is a summary of the MGCL, the charter and Bylaws of each Maryland Corporation and is qualified in its entirety for each Maryland Corporation by reference to the MGCL and its charter and Bylaws.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. For each of the Maryland Corporations, shareholders of all series and classes vote together as a single class, except as otherwise required by the 1940 Act or required or permitted by their charters.

Election and Removal of Trustees

Shareholders of a Maryland corporation may vote on the election and removal of directors. Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act. Each Maryland corporation will call a meeting of shareholders whenever required by the 1940 Act to elect directors.

The charter of each Maryland Corporation generally provides that its Board has the power to set the number of directors and, in most circumstances, to fill vacancies except when the 1940 Act requires that a vacancy be filled by the shareholders. Directors are elected by a plurality vote and serve until their successors are elected and qualify.

Amendments to the Charter

Under the MGCL, shareholders of corporations registered as open-end investment companies are entitled to vote on amendments to the charter. However, the board of directors of an open-end investment company is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or designation of any class or series of stock and to change the par value of the authorized shares. The board of directors is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series.

Issuance and Redemption of Shares

The board of directors of each Maryland Corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of each Maryland Corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered an open-end investment company may involuntarily redeem a shareholder’s shares under certain circumstances, unless prohibited by the charter.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the equitable treatment of holders and series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The charters of the Maryland corporations generally do not restrict the authority to directors within this statutory framework to establish series and classes in addition to those currently established and to determined the rights and preferences of the shares of the series and classes.

Shareholder, Trustee and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of having been a director. Additionally, the MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charters of the Maryland Corporations contain such a provision which eliminates such liability to the maximum extent permitted by the MGCL. Additionally, the charter of Salomon Brothers Capital Fund, Inc. provides for mandatory indemnification of directors and officers (including the advance of expenses) to the maximum extent required or permitted by Maryland law. The Bylaws of Legg Mason California Municipal Fund, Inc. generally provide for mandatory indemnification of directors and officers (including the advance of expenses) to the extent required by Maryland law. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

There are no provisions relating to shareholder derivative actions in the charters of any of the Maryland Corporations. Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Funds

Each Massachusetts Fund is governed by its own declaration of trust (each, a “Massachusetts Fund Declaration”). Although the Massachusetts Fund Declarations contain some very similar provisions, there are differences in a number of provisions. Some of the key provisions of the Massachusetts Fund Declarations are summarized below.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Shareholders of the Massachusetts Funds are generally entitled to vote only on matters required by the 1940 Act or other applicable laws and certain other matters, including (i) the removal of trustees, (ii) with respect to certain amendments to the Massachusetts Fund Declaration; and (iii) in connection with certain mergers, consolidations or sales of assets.

The 1940 Act does not require funds to hold an annual meeting of shareholders and none of the Massachusetts Funds are required to hold such meetings. Each Massachusetts Fund will call a special meeting of shareholders whenever required by the 1940 Act or by the terms of the Massachusetts Fund Declaration. The Massachusetts Funds Declarations provide for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. For each of the Massachusetts Funds shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Massachusetts Fund Declarations provide that the trustees determine the size of the board of trustees. Each also provides that vacancies on the board of trustees may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality vote of the shareholders. The Massachusetts Fund Declarations provide that trustees may be removed by vote of shareholders holding two-thirds of the voting power of the trust, or by vote of two-thirds of the remaining trustees.

Amendments to the Declaration

The trustees of each Massachusetts Fund are authorized to amend the Massachusetts Fund Declaration without the vote of shareholders except in certain circumstances. Shareholders of the Massachusetts Funds are entitled to vote only on amendments that would adversely affect the rights of shareholders to whom the amendment is applicable.

Each Massachusetts Fund Declaration places restrictions on amendments that may impair the exemption from personal liability granted in the Massachusetts Fund Declaration to the shareholders, trustees, officers, employees and agents of the Massachusetts Fund or that permit assessments upon shareholders or former shareholders. In addition, some of the Massachusetts Fund Declarations prohibit amendments that would limit the rights to indemnification or insurance provided in the Massachusetts Fund Declaration with respect to actions or omissions of persons entitled to indemnification under the Massachusetts Fund Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of each Massachusetts Fund are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preference, preemptive, conversion, exchange or similar rights, expect as the trustees may determine. The Massachusetts Fund Declarations provide that a shareholder may redeem his or her shares at the price determined in accordance with the Massachusetts Fund Declaration. The Massachusetts Fund Declarations provide that the Massachusetts Fund may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The Massachusetts Fund Declarations give broad authority to the trustees within this statutory framework to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time. The trustees are also authorized to terminate a series or a class at any time without a vote of shareholders. Each Massachusetts Fund Declaration provides that shares of a series represent an interest in that series only, and not in the assets of any other series or the Massachusetts Fund generally.

Shareholder, Trustee and Officer Liability

The Massachusetts Fund Declarations provide that shareholders have no personal liability for the obligations of the Massachusetts Fund and require the Massachusetts Fund to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the Massachusetts Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Massachusetts Fund Declarations provide that any person who is or has been a trustee, officer or employee of the Massachusetts Fund is not personally liable to any person in connection with the affairs of the Massachusetts Fund, other than the Massachusetts Fund and its shareholders. The Massachusetts Fund Declarations also provide that trustees may rely on expert advice, and will not be liable for errors of judgment or mistakes of fact or law. The Massachusetts Fund Declarations further provide that a trustee or officer is not liable to the Massachusetts Fund or to any shareholder for any actions or failure to act, and require the Massachusetts Fund to indemnify such persons for any liability and expenses incurred by such person, except in the case of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office with the Massachusetts Fund. The Massachusetts Fund Declarations provide that the Massachusetts Fund may advance to a trustee or officer the expenses of preparation and presentation of a defense to any claims brought, under certain circumstances.

Derivative Actions

The Massachusetts Fund Declarations provide that shareholders have the right to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or the shareholders.

Discussion of Maryland Trusts

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on Shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Each Declaration of a Maryland Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. For example, the trustees may amend the Declaration in any respect without shareholder approval. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the interests of shareholders. Similarly, the trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

The 1940 Act does not require funds to hold an annual meeting of shareholders, and Maryland Trusts do not require such meetings. Each Maryland Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The Declarations provide for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the Record Date. The Declarations provide that shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Declarations provide that the trustees establish the number of trustees. The Declarations also provide that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast of the shareholders at a meeting at which a quorum is present. The Declarations also provide that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by vote of shareholders holding two-thirds of the voting power of the trust, or by vote of two-thirds of the remaining trustees. The provisions of the Declarations relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees of each Maryland Trust are authorized to amend the Declarations in any respect without the vote of shareholders except in certain circumstances. Each Declaration prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or, employees of the Maryland Trust or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of each Maryland Trust are permitted to cause the Maryland Trust issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, expect as the trustees may determine. The Declarations provide that a shareholder may redeem his or her shares at the price determined in accordance with the Declaration. The Declarations also provide that a Maryland Trust may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees, giving the Maryland Trust the flexibility that may be needed to comply with recently enacted legislation such as the USA PATRIOT Act. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the Maryland Trust with identification required by that Act, or if the Maryland Trust is unable to verify the information received from the shareholder.

Disclosure of Shareholder Holdings

The Declarations specifically require shareholders, upon demand, to disclose to the Maryland Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Maryland Trust may disclose such ownership if required by law or regulation.

Small Accounts

Small accounts can be very costly to a fund and all of its shareholders and the Declaration gives the trustees the authority to deal with small accounts in a number of ways. Typically, the only way a fund has been able to deal with these accounts has been to close out the shareholder’s account by redeeming all of the shares in the account, even if the shareholder would like to continue his or her investment in the fund. Under the Declarations, the Maryland Trust would be permitted to assess a fee for small accounts and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. Each of the Maryland Trusts has been established as a series of a Maryland trust. The Declarations give broad authority to the trustees within this statutory framework, and consistent with Maryland law, to establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Declarations also give authority to the trustees to change any of those features, to terminate any series or class, and to combine series with other series in the trust, or to combine one of more classes of a series with another class in that series. For example, if a Fund has one or more classes with few shares outstanding, the Fund may combine one or more of its classes with another of its classes, or convert shares of one class into shares of another class, thus permitting the closure of small classes, and decreasing both costs and administrative burdens.

Each share of a Fund represents an interest in that Fund only, and not in the assets of any other Fund or surviving entity generally.

Shareholder, Trustee and Officer Liability

The Declarations provide that shareholders are not personally liable for the obligations of a Maryland Trust and require the Maryland Trust to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the

Maryland Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declarations provide that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the Maryland Trust or theirs shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Maryland Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Each Declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under Maryland law, a trustee is liable to the Maryland Trust or its shareholders for monetary damages only (i) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (ii) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declarations require the Maryland Trust to indemnify any persons who are or who have been trustees, officers or employees of the Maryland Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. Under the 1940 Act, a trustee or officer may not be indemnified by the Trust for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declarations also clarify that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Maryland Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Maryland Trust’s trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Maryland Trust, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Maryland Trust. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected Maryland Trust must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Maryland Trust in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Maryland Trust’s costs, including attorneys’ fees.

The Declarations also require that actions by shareholders against a Maryland Trust be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Each of the Funds is currently a Maryland Corporation or a series of a Massachusetts business trust or a Maryland Corporation, and each operates under charter documents that cover many of the same provisions discussed above. However, in most cases it is expected that the Declarations for the Maryland Trusts will provide broader authority to the trustees than the existing charters.

APPENDIX H

5% Shareholders of the Acquired and Acquiring Funds

[To be Provided]

H-1

APPENDIX I

Comparison of Board Composition

[to come]

I-1

APPENDIX J

Portfolio Manager Compensation [and Fund Holdings [to come]]

Western Asset.    With respect to the compensation of the portfolio managers employed by Western Asset, the manager’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Legg Mason, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Legg Mason, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the manager’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

CAM NA.    CAM North America, LLC (“CAM NA”) investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel. However, CAM NA investment professionals who are employed concurrently by CAM NA and also by another investment manager affiliated with Legg Mason may be compensated under that other investment manager’s compensation program.

CAM NA has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the portfolio managers of certain of the Funds. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM NA investment professionals with those of Fund shareholders and other CAM NA clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM NA’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-CAM NA investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). CAM NA may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM NA chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM NA chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.

A list of fund holdings for each portfolio manager may be found in the SAI for each Acquiring Fund. See Appendix L for the date of each Acquiring Fund’s current SAI.

J-1

APPENDIX K

Form of Organization

Fund	Organization

Salomon Brothers Mid Cap Fund	Series of a Massachusetts business trust

Salomon Brothers California Tax Free Bond Fund	Series of a Massachusetts business trust

Salomon Brothers Capital Fund Inc	Maryland corporation

Legg Mason Partners California Municipals Fund, Inc.	Maryland corporation

K-1

APPENDIX L

Dates of Reports for Acquired and Acquiring Funds

Fund	Prospectus and SAI Filing Date	Annual Report	Semi-Annual Report
Salomon Brothers Mid Cap Fund	April 27, 2006	March 10, 2006	September 17, 2005

Salomon Brothers California Tax Free Bond Fund	April 27, 2006	March 10, 2006	September 17, 2005

Salomon Brothers Capital Fund Inc	April 27, 2006	March 1, 2006	September 19, 2005

Legg Mason Partners California Municipals Fund, Inc.	June 27, 2006	April 26, 2006	October 31, 2005

L-1

APPENDIX M

Instructions for Signing the Proxy Card

The following general rules for signing the proxy card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith Jr., Executor

M-1

PART B

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION, DATED JULY     , 2006

Salomon Brothers Capital Fund Inc

Legg Mason Partners California Municipals Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

August 17, 2006

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Salomon Brothers Mid Cap Fund	Salomon Brothers Capital Fund Inc

Salomon Brothers California Tax Free Bond Fund	Legg Mason Partners California Municipals Fund, Inc.

125 Broad Street New York, New York 10004 1-800-446-1013	125 Broad Street New York, New York 10004 1-800-446-1013 for Salomon Brothers Funds 1-800-451-2010 for Legg Mason Partners Funds

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated [date], 2006, relating specifically to the proposed transfer of all of the assets and the assumption of all of the liabilities of Salomon Brothers Mid Cap Fund and Salomon Brothers California Tax Free Bond Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”) in exchange for shares of the corresponding Acquiring Fund listed across from each Acquired Fund above having an aggregate value equal to those of the relevant Acquired Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to the Acquiring Funds at the address set forth above or call [number]. The transfers are to occur pursuant to Agreements and Plans of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

1.	General Information	1

2.	Financial Statements and Other Incorporated Documents	1

GENERAL INFORMATION

A Special Meeting of Shareholders of the Acquired Funds to consider the Reorganizations will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022, on October 4, 2006, at 2 p.m., Eastern time. For further information about the Reorganizations, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS AND OTHER INCORPORATED DOCUMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated August 17, 2006 consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.	The Statement of Additional Information of Salomon Brothers Capital Fund Inc dated May 1, 2006, as supplemented to date. (Accession No. 0001193125-06-090966).

2.	The Statement of Additional Information of Legg Mason Partners California Municipals Fund, Inc. dated June 28, 2006, as supplemented to date. (Accession No. 0001133228-06-000373).

3.	The Annual Report of Salomon Brothers Mid Cap Fund for the year ended December 31, 2005. (Accession No. 0001193125-06-050649).

4.	The Annual Report of Salomon Brothers California Tax Free Bond Fund for the year ended December 31, 2005. (Accession No. 0001193125-06-050649).

5.	The Annual Report of Salomon Brothers Capital Fund Inc for the year ended December 31, 2005. (Accession No. 0001193125-06-051110).

6.	The Annual Report of Legg Mason Partners California Municipals Fund, Inc. for the year ended February 28, 2006. (Accession No. 0001133228-06-000272).

7.	The Annual Report of Salomon Brothers Capital Fund Inc for the year ended December 31, 2004. (Accession No. 0001193125-05-047626).

1

PRO FORMA FINANCIAL STATEMENTS

No pro forma financial statements are required for (i) the Reorganization of Salomon Brothers Mid Cap Fund into Salomon Brothers Capital Fund Inc or (ii) the Reorganization of Salomon Brothers California Tax Free Bond Fund into Legg Mason Partners California Municipals Fund, Inc., under current requirements of the SEC, because (i) Salomon Brothers Mid Cap Fund’s net asset value does not exceed 10% of Salomon Brothers Capital Fund Inc’s net asset value and (ii) Salomon Brothers California Tax Free Bond Fund’s net asset value does not exceed 10% of Legg Mason Partners California Municipals Fund, Inc.’s net asset value, each measured as of [June 23], 2006.

2

PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Reference is hereby made to Paragraph 4 of the Distribution Agreement between the Registrant and CGMI (the “CGMI Distribution Agreement”), paragraph 7 of the Amendment to the CGMI Distribution Agreement and paragraph 9 of the Distribution Agreement between the Registrant and LMIS. The Directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the ‘Securities Act’) may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

1(a)    Registrant’s Articles of Incorporation dated February 16, 1984 are incorporated by reference to the Registration Statement.

1(b)    Articles of Amendment dated August 26, 1987, December 14, 1988, November 4, 1992 and July 30, 1993, respectively, to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement (“Post-Effective Amendment No. 18”).

1(c)    Articles of Amendment dated October 14, 1994 are incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement (“Post-Effective Amendment No. 21”).

1(d)    Form of Articles of Amendment to the Articles of Incorporation are incorporated by reference to Post-Effective No. 21.

1(e)    Articles Supplementary dated November 2, 1992, to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 18.

1

1(f)    Form of Articles Supplementary to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 21.

1(g)    Amendment to Registrant’s Articles of Incorporation dated June 1, 1998 is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement filed on June 26, 1998 (“Post-Effective Amendment No. 25”).

1(h)    Amendment to Registrant’s Articles of Incorporation dated April 7, 2006 is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement file on June 27, 2006 (“Post-Effective Amendment No. 36”).

2(a)    Registrant’s Amended and Restated By-Laws dated January 29, 2003 is incorporated by reference to Post-Effective Amendment No. 31.

2(b)    Articles of Amendment dated April 29, 2004 are incorporated by reference to Post-effective amendment No. 32.

3	Not applicable.

4	Form of Agreement and Plan of Reorganization is included in Part A of the Registration Statement on Form N-14.

5      Registrant’s form of stock certificate is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on October 23, 1992 (“Post-Effective Amendment No. 16”).

6      Management Agreement between the Registrant and Smith Barney Fund Management LLC (“SBFM”) dated December 1, 2005 is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement file on June 27, 2006 (“Post-Effective Amendment No. 36”).

7(a)    Form of Distribution Agreement with Citigroup Global Markets Inc. (“CGM”) (formerly, Salomon Smith Barney Inc.) is incorporated by reference to Post-Effective Amendment No. 28.

7(b)    Amendment to Distribution Agreement with CGMI is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement file on June 27, 2006 (“Post-Effective Amendment No. 36”).

7(c)    Amendment to Distribution Agreement between the Registrant and PFS Distributors Inc. (“PFS”) is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement file on June 27, 2006 (“Post-Effective Amendment No. 36”).

7(d)    Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC (“LMIS”) is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement file on June 27, 2006 (“Post-Effective Amendment No. 36”).

8	Not applicable.

2

9        Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement file on June 27, 2006 (“Post-Effective Amendment No. 36”).

10(a)    Amended Shareholder Services and Distribution Plan dated December 1, 2005 pursuant to Rule 12b-1 is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement file on June 27, 2006 (“Post-Effective Amendment No. 36”).

10(b)    Form of Registrant’s Rule 18f-3(d) Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement file on June 27, 2006 (“Post-Effective Amendment No. 36”).

11(a)    Opinion and consent of Willkie Farr & Gallagher LLP as to the legality of the securities being registered is filed herewith.

11(b)    Opinion and consent of Venable LLP as to the legality of the securities being registered is filed herewith.

12        Form of Opinion of Dechert LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement is filed herewith.

13 Not	applicable.

14 Consent	of Independent Registered Public Accounting Firm is filed herewith.

15 Not	applicable.

16 Power	of Attorney is filed herewith.

17(a)    Form of Proxy Card is filed herewith.

17(b)    Statement of Additional Information of Legg Mason Partners California Municipals Fund, Inc. date June 28, 2006 is filed herewith.

17(c)    Annual Report of Legg Mason Partners California Municipals Fund, Inc. for the year ended February 28, 2006 is filed herewith.

17(d)    Prospectus and Statement of Additional Information of Salomon Brothers California Tax Free Bond Fund dated May 1, 2006 are filed herewith.

17(d)    Annual Report of Salomon Brothers California Tax Free Bond Fund for the year ended December 31, 2005 is filed herewith.

17(e)    Amended Code of Ethics, amended as of September 13, 2005 — Citigroup Asset Management North America is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement file on June 27, 2006 (“Post-Effective Amendment No. 36”).

17(f)    Code of Ethics CGMI is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement file on June 27, 2006 (“Post-Effective Amendment No. 36”).

3

17(g)    Code of Ethics-PFS Distributors Inc. is incorporated by reference to Post-Effective Amendment No. 31.

17(h)    Code of Ethics of LMIS is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement file on June 27, 2006 (“Post-Effective Amendment No. 36”).

17(i)    Transfer Agency Agreement date January 1, 2006 between the Registrant and PFPC Inc. is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement file on June 27, 2006 (“Post-Effective Amendment No. 36”).

17(j)    License Agreement between the Registrant and Citigroup Inc. is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement file on June 27, 2006 (“Post-Effective Amendment No. 36”).

17(k)    License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement file on June 27, 2006 (“Post-Effective Amendment No. 36”).

ITEM 17.	UNDERTAKINGS

(1)    The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

(2)    The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

4

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 21st day of July, 2006.

LEGG MASON PARTNERS CALIFORNIA MUNICIPALS FUND, INC.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chairman of the Board, President and Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ R. Jay Gerken	Chairman of the Board, President and	July 21, 2006
R. Jay Gerken	Chief Executive Officer

/s/ Kaprel Ozsolak	Treasurer (Chief Financial and	July 21, 2006
Kaprel Ozsolak	Accounting Officer)

/s/ Dwight B. Crane*	Director	July 21, 2006
Dwight B. Crane

/s/ Burt N. Dorsett*	Director	July 21, 2006
Burt N. Dorsett

/s/ Elliot S. Jaffe*	Director	July 21, 2006
Elliot S. Jaffe

/s/ Stephen E. Kaufman*	Director	July 21, 2006
Stephen E. Kaufman

/s/ Cornelius C. Rose*	Director	July 21, 2006
Cornelius C. Rose

*By: /s/ R. Jay Gerken

R. Jay Gerken, Attorney-in-Fact

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EXHIBIT INDEX

EXHIBIT NO.	EXHIBITS

11(a)	Opinion and consent of Willkie Farr & Gallagher LLP as to the legality of the securities being registered.

11(b)	Opinion and consent of Venable LLP as to the legality of the securities being registered.

12	Form of Opinion of Dechert LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement.

14	Consent of Independent Registered Public Accounting Firm.

16	Power of Attorney.

17(a)	Form of Proxy Card.

17(b)	Statement of Additional Information of Legg Mason Partners California Municipals Fund, Inc. date June 28, 2006.

17(c)	Annual Report of Legg Mason Partners California Municipals Fund, Inc. for the year ended February 28, 2006.

17(d)	Prospectus and Statement of Additional Information of Salomon Brothers California Tax Free Bond Fund dated May 1, 2006.

17(e)	Annual Report of Salomon Brothers California Tax Free Bond Fund for the year ended December 31, 2005.

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